EXHIBIT 10.31

                             Loan Agreement between
                   Five Pack Retirement 2002, LLC, Lender, and
       CNL Retirement Clayton OH, LP, CNL Retirement Laguna Creek CA, LP,
        CNL Retirement Camarillo CA, LP, CNL Retirement Dartmouth MA, LP,
                  CNL Retirement Towson MD, LP, Borrowers, and
               U.S. Bank, National Association, Collateral Agent,
     relating to the Brighton Gardens of Camarillo - Camarillo, California;
                 Brighton Gardens of Towson - Towson, Maryland;
                 Marriott MapleRidge of Clayton - Clayton, Ohio;
        Marriott MapleRidge of Dartmouth - Dartmouth, Massachusetts; and
           Marriott MapleRidge of Laguna Creek - Elk Grove, California




                                 LOAN AGREEMENT

                                     between

      Five Pack Retirement 2002, LLC, a Delaware limited liability company

                                   ("LENDER")

                                       and

          CNL Retirement Clayton OH, LP, a Delaware limited partnership



       CNL Retirement Laguna Creek CA, LP, a Delaware limited partnership



         CNL Retirement Camarillo CA, LP, a Delaware limited partnership



         CNL Retirement Dartmouth MA, LP, a Delaware limited partnership



          CNL Retirement Towson MD, LP, a Delaware limited partnership



                                  ("BORROWERS")

                                       and

         U.S. BANK, NATIONAL ASSOCIATION, a national banking association

                              ("COLLATERAL AGENT")

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                                TABLE OF CONTENTS

1.   PAYMENT OF PRINCIPAL AND INTEREST............................................................................2

2.   CONDITIONS PRECEDENT.........................................................................................2

3.   FUNDS FOR TAXES, INSURANCE AND OTHER CHARGES.................................................................4

4.   REPAYMENT OF LOANS; INTEREST, FEES...........................................................................5

5.   OPTIONAL PREPAYMENTS.........................................................................................6

6.   YIELD PROTECTION.............................................................................................6

7.   APPLICATION OF PAYMENTS......................................................................................7

8.   CHARGES; LIENS...............................................................................................8

9.   INSURANCE....................................................................................................9

10.  PRESERVATION AND MAINTENANCE OF PROPERTY....................................................................10

11.  PROTECTION OF LENDER'S SECURITY.............................................................................10

12.  BOOKS AND RECORDS...........................................................................................11

13.  CONDEMNATION................................................................................................11

14.  FORBEARANCE BY LENDER NOT A WAIVER..........................................................................12

15.  ESTOPPEL CERTIFICATE........................................................................................13

16.  LEASES OF THE PROPERTIES....................................................................................13

17.  REMEDIES CUMULATIVE.........................................................................................14

18.  ACCELERATION IN CASE OF A BORROWER'S INSOLVENCY.............................................................14

19.  TRANSFERS OF BENEFICIAL INTERESTS IN BORROWERS..............................................................14

20.  NOTICE......................................................................................................15

21.  SUCCESSORS AND ASSIGNS BOUND; AGENTS; CAPTIONS..............................................................15

22.  GOVERNING LAW; SEVERABILITY.................................................................................15

23.  ACCELERATION; REMEDIES......................................................................................16

24.  SUBROGATION.................................................................................................18

25.  PARTIAL INVALIDITY..........................................................................................18

26.  REPRESENTATIONS OF BORROWERs................................................................................18

27.  BORROWERS' ADDITIONAL COVENANTS.............................................................................21

28.  GENERAL RECORDS AND SPECIAL REPORTING REQUIREMENTS..........................................................24

29.  PERIODIC DUE DILIGENCE REVIEW...............................................................................25

30.  ASSIGNMENT BY LENDER........................................................................................25

31.  FINANCIAL INFORMATION.......................................................................................25

32.  REFERENCES TO THE LEASE.....................................................................................26

33.  APPOINTMENT AS ATTORNEY-IN-FACT.............................................................................26

34.  RELEASE OR SUBSTITUTION OF COLLATERAL.......................................................................28

35.  DEFINITIONS.................................................................................................29

36.  NO PROCEEDINGS..............................................................................................36

37.  WAIVER OF JURY TRIAL........................................................................................36

38.  MISCELLANEOUS...............................................................................................37

39.  LIMITATION ON LIABILITY.....................................................................................39

SCHEDULE "A"  Schedule of Loan Amounts by Site

SCHEDULE "B"  Schedule of Site Descriptions

SCHEDULE "C"  Schedule of Transaction Documents

EXHIBIT "A"  Schedule of Property Leases

EXHIBIT B  COLLATERAL REPRESENTATIONS


                                 LOAN AGREEMENT

         THIS LOAN AGREEMENT (the "Agreement") is made as of May 31, 2002 and effective as of the date of funding, between CNL Retirement Clayton OH, LP, a Delaware limited partnership, CNL Retirement Laguna Creek CA, LP, a Delaware limited partnership, CNL Retirement Camarillo CA, LP, a Delaware limited partnership, CNL Retirement Dartmouth MA, LP, a Delaware limited partnership, CNL Retirement Towson MD, LP, a Delaware limited partnership (herein each individually called a "Borrower" and collectively called "Borrowers"), and Five Pack Retirement 2002, LLC, a Delaware limited liability company (herein "Lender"), and U.S. Bank, National Association, a national banking association, in its capacity as Collateral Agent under the CP Loan Agreement, the Collateral Agent Security Agreement or the Liquidity Agreement, as the case may be (herein "Collateral Agent"), whose address is 180 East Fifth Street, St. Paul, MN 55101.

         WHEREAS, subject to and upon the terms and conditions herein set forth, Lender is willing to make a loan ("Loan"), available for the Borrowers in the aggregate principal amount of TWENTY-THREE MILLION FIVE HUNDRED TWENTY THOUSAND AND No/100 Dollars ($23,520,000.00) allocated among the individual Borrowers and by site set forth in attached Schedule "A" which indebtedness is evidenced by Borrowers' promissory note dated of even date herewith (the "Note"), which Note shall have a term of five (5) years;

         WHEREAS,  Borrowers are indirectly owned by subsidiaries and affiliates
of  Marriott  International,   Inc.,  a  Delaware  corporation  ("MI")  and  CNL
Retirement Properties, Inc., a Maryland corporation ("CRP");

         WHEREAS, Lender will obtain funding for the Loan from Voyager Funding Corporation ("Voyager"), a U.S. dollar denominated commercial paper conduit, and/or the Liquidity Providers under the Liquidity Agreement;

         WHEREAS, the Loan is to be used by the Borrowers exclusively for the purpose of returning a portion of the equity contribution which was made by the partners of Borrowers to Borrowers' capital for the purpose of acquiring five retirement properties identified on the attached Schedule "B" (individually called the "Property" and collectively called the "Properties"), and Borrowers shall execute one promissory note (the "Note") and collateral documents including mortgages or deeds of trust and assignments of leases establishing first liens on the Properties and their equipment and intangible rights (individually called the "Security Instrument" and collectively called the "Security Instruments") set forth in the attached Schedule "C" (individually and collectively the "Loan Documents");

         WHEREAS, the indebtedness evidenced by the Note is secured by the Security Instruments, made in favor of Lender and assigned to the Collateral Agent for the benefit of Voyager and the Liquidity Providers. Pursuant to the Security Instruments, each Borrower will grant a security interest in, among other property, all of the Borrower's Property (as such term is defined therein), including, without limitation, such Borrower's right, title and interest (including the right to receive rent payments) as landlord, under its respective Lease Agreement as described in Exhibit "A" attached hereto and incorporated by this reference (hereinafter called the "Lease," or when used to describe more than one Lease, the "Leases") with the tenant thereunder (the "Tenant"), as set forth therein and identified in said Exhibit "A"; the real estate, personal property, and intangible property are sometimes called "Collateral"; and

         NOW THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, Lender, Collateral Agent and each Borrower covenant and agree as follows:

1. PAYMENT OF PRINCIPAL AND INTEREST

         (A) Borrower shall promptly pay when due the principal of, interest on and all other sums accruing in respect of the indebtedness evidenced by the Note, in accordance with the terms and conditions thereof, hereof and as otherwise provided in the Loan Documents.

         (B) All Lease payments by Tenant shall be deposited directly into the Collection Account for distribution in accordance with paragraph 7.

         (C) All computations of interest and fees hereunder shall be on the basis of the actual number of days elapsed in a 360-day year.

         (D) Whenever any payment hereunder or under the Note shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest, fees or other amounts, as the case may be.

2. CONDITIONS PRECEDENT

         The obligation of Lender to make the Loan is subject to the satisfaction of the following conditions:

         (A) Each Lease shall have been duly executed and delivered by the respective Borrower and the Tenant, and shall be in good standing and in full force and effect, and each Lease shall have been collaterally assigned to the Collateral Agent in a form approved by Lender.

         (B)  No  Default  (as   hereafter   defined)   has   occurred  and  all
representations, warranties and covenants contained herein and in the other Loan Documents shall be true and correct in all material respects.

         (C) All corporate and legal proceedings, and all instruments and agreements in connection with the transactions contemplated in this Agreement, including, without limitation, a marked-up title commitment for each Property, shall be reasonably satisfactory in form and substance to Lender, and Lender shall have received all information and copies of all documents and papers, including records of corporate proceedings, governmental approvals, if any, which Lender may reasonably have requested in connection therewith.

         (D) Each Loan Document shall be duly executed and delivered; each in a form approved by the Lender and the Lender has received evidence to the effect that all conditions precedent to the effectiveness thereof shall have been satisfied;

         (E) With respect to each Borrower, the following shall be provided:

                  (i) the certificate of limited partnership of the Borrower certified, as of a date no more than forty-five (45) days prior to the Funding Date, by the Secretary of State of its state of organization;

                  (ii) a certificate of existence or good standing, dated no more than forty-five (45) days prior to the Funding Date, from the respective Secretary of State of its state of organization and the primary state in which the Borrower conducts business and is required to qualify, or represents that it is qualified, to do business;

                  (iii) a certificate of the Secretary of the general partner of the Borrower certifying as of the Funding Date: (a) the names and true signatures of the persons authorized on behalf of the Borrower to sign this Agreement, (b) a copy of the Borrower's partnership agreement, and (c) a copy of the resolutions of the general partner of the Borrower approving the Loan Documents to which it is a party and the transactions contemplated hereby and thereby;

         (F) the Note shall have been duly executed and delivered by the Borrowers to the Lender, and held by the Collateral Agent, and shall be in full force and effect;

         (G) Certified copies of requests for information or copies on form UCC-11 (or a similar search report) certified by a party acceptable to the Lender, dated a date no more than forty-five (45) days prior to the Funding Date listing all effective financing statements and other similar instruments and documents which name the Borrowers as debtor, together with copies of such financing statements;

         (H) Any necessary third party (including any governmental authority) consents to the closing of the transactions contemplated by this Agreement on behalf of the Borrowers in form and substance satisfactory to the Lender shall have been obtained;

         (I) Borrowers shall have executed financing statements (form UCC-1), in respect of the Collateral naming the Borrowers as the debtor, Lender as secured party and the Collateral Agent as assignee of the secured party, or other, similar instruments or documents, as may be necessary or, in the opinion of the Lender, desirable under the UCC of all appropriate jurisdictions or any other applicable law to perfect the Collateral Agent's interests in all of the Properties;

         (J) Opinions of counsel to the Borrowers in form and substance satisfactory to Lender shall have been delivered;

         (K) Confirmation shall have been obtained from Standard & Poor's and Fitch, Inc. that their respective ratings of Voyager's commercial paper notes will not be downgraded or withdrawn as a direct result of the transactions contemplated by the Loan Documents;

         (L)  Such  other   approvals,   consents,   opinions,   documents   and
instruments, as the Lender or the Liquidity Agent may reasonably request shall be provided.

3. FUNDS FOR TAXES AND OTHER CHARGES

         In the event Borrowers, Tenant or Operator (to the extent Tenant is obligated under the Lease or Operator is obligated under the Operating Agreement) is, or has been, delinquent in the timely payment of Taxes, assessments, or water and sewer rates, then at Lender's or Collateral Agent's request (acting at the direction of a Controlling Party), and in its sole discretion, Borrowers shall pay or cause Tenant or Operator to pay the "Escrow Funds" (as such term is defined in, and in the manner set forth in, the Lease) to Lender, the Collateral Agent or its designee in the same manner as Escrow Funds are paid pursuant to the Lease.

         Lender (acting at the direction of a Controlling Party), or its designee, shall apply the Escrow Funds to pay said rates, Taxes, and assessments so long as Borrowers are not in Default (as hereinafter defined) under this Agreement or under any of the Loan Documents. Lender, or its designee, shall make no charge for so holding and applying the Escrow Funds, for analyzing said account or for verifying and compiling said assessments and bills. Such Escrow Funds shall be held in a non-interest-bearing account (unless otherwise required by applicable law) and during the continuance of a payment default such Escrow Funds shall be applied by Lender to pay such Taxes, assessments, and water and sewer rates, as the case may be. Lender, or its designee, shall within 3 months after the expiration of each calendar year give to Borrowers and the Collateral Agent, at Borrowers' expense, an annual accounting of the Escrow Funds in Lender's normal format showing credits and debits to the Escrow Funds and the purpose for which each debit to the Escrow Funds was made. The Escrow Funds are hereby pledged as additional security for the sums secured by the Security Instruments, this Agreement, and the other Loan Documents.

         If the amount of the Escrow Funds held by Lender, or its designee, at the time of the annual accounting thereof shall exceed the amount reasonably deemed necessary by Lender, or its designee, to provide for the payment of water and sewer rates, Taxes, and assessments, as they fall due, such excess shall be credited to Borrowers on the next monthly installment or installments of Escrow Funds due. If at any time the amount of the Escrow Funds held by Lender shall be less than the amount deemed necessary by Lender to pay such rates, Taxes, assessments, and insurance premiums, as they fall due, Borrowers shall pay to Lender any amount necessary to make up the deficiency within thirty (30) days after notice from Lender to Borrowers requesting payment thereof.

         Upon Borrowers' Default under this Agreement, or under any of the Loan Documents, Lender, or its designee, may apply, in any amount and in any order as Lender, or its designee shall determine in such party's sole discretion, any Escrow Funds held by Lender, or its designee at the time of application (i) to pay rates, Taxes, and assessments which are now or will hereafter become due, or
(ii) as a credit against sums due under or accrued pursuant to this Agreement, the Security Instruments and the other Loan Documents. Upon the release of any Property secured by a Security Instrument and payment in full of the amounts due under the Loan Documents in respect of such release, Lender shall promptly refund to the applicable Borrower any Escrow Funds held by Lender applicable to the related Property.

4.       REPAYMENT OF LOANS; INTEREST, FEES

         (A) The Borrowers hereby promise to repay in full on the Termination Date the then aggregate outstanding principal amount of and interest on the Loan. Each Borrower hereby covenants and agrees that it is jointly and severally liable for all amounts due hereunder to the Lender, the Affected Parties and their respective assignees.

         (B) The Borrowers hereby promise to pay to the Lender interest on the unpaid principal amount of the Loan for the period from and including the Funding Date of the Loan to but excluding the date the Loan shall be paid in full, at a rate per annum equal to the Rate plus the applicable Margin (collectively, the "Interest Rate"). The amount of interest payable on the unpaid principal amount of the Loan for each Payment Date shall be provided by Voyager (in the case of that portion of the Loan and the related interest period for which the applicable Rate is the CP Rate) and the Liquidity Agent (in the case of that portion of the Loan and the related interest period for which the applicable Rate is not the CP Rate) to the Borrowers on or before the fifth Business Day prior to the applicable Payment Date. It is anticipated that the Loan will be funded on the Funding Date and at all times thereafter pursuant to the CP Loan Agreement and bear interest at the CP Rate unless Voyager or its agent decides in its reasonable discretion that funding at the CP Rate is no longer reasonably available, in which case the Loan shall bear interest at the Adjusted LIBO Rate or Base Rate, as applicable. Voyager or the Liquidity Agent, as applicable, shall determine the maturity of the related commercial paper, LIBOR or other source of funding. Notwithstanding the foregoing, the Borrowers hereby promise to pay to the Lender interest at the applicable Post-Default Rate on any principal of the Loan and on any other amount payable by the Borrowers hereunder or under the Note that shall not be paid in full when due (whether at stated maturity, by acceleration or by mandatory prepayment or otherwise) for the period from and including the due date thereof to but excluding the date the same is paid in full. Accrued interest on the Loan shall be payable monthly on each Payment Date and on the Termination Date. Notwithstanding the foregoing, interest accruing at the Post-Default Rate shall be payable to the Lender on demand.

         (C) Notwithstanding anything to the contrary, (a) after taking into account all amounts deemed interest, the interest contracted for, charged or received by Lender shall never exceed the maximum lawful rate or amount (the "Maximum Lawful Rate"), (b) in calculating whether any interest exceeds the Maximum Lawful Rate, all such interest shall be amortized, prorated, allocated and spread over the full amount and term of all principal indebtedness of Borrower to Lender, and (c) if through any contingency or event, Lender receives or is deemed to receive interest in excess of the Maximum Lawful Rate, any such excess shall be deemed to have been applied toward payment of the principal of any and all then outstanding indebtedness of Borrower to Lender, or if there is no such indebtedness, shall immediately be returned to Borrower.

         (D) All payments hereunder shall be made on or prior to 11:00 a.m., New York City time, on the date when due. Any payments received after such time on any date shall be considered received on the following Business Day.

5. OPTIONAL PREPAYMENTS

         The Borrowers may prepay, in whole or in part, the outstanding principal of the Loan at any time without premium or penalty, except as contained in Section 6. Any amounts prepaid shall be applied to repay the outstanding principal amount (together with interest thereon) until paid in full. If the Borrowers intend to prepay the Loan in whole or in part from any source, the Borrowers shall give at least thirty (30) days' prior written notice thereof to the Lender, specifying the date and amount of prepayment. If such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with accrued interest through and including the Payment Date (if the date of repayment is a Payment Date), else through the immediately following Payment Date (if the date of repayment is not a Payment
Date) on the amount prepaid. Partial prepayments shall be in an aggregate principal amount of at least $500,000.

6. YIELD PROTECTION

         If, due to either (i) the introduction of or any Regulatory Change (including, without limitation, any change by way of imposition or increase of reserve requirements included in the LIBO Reserve Percentage) in or in the interpretation of any law or regulation or (ii) the compliance with any guideline or request from any central bank or other governmental agency or authority (whether or not having the force of law), there shall be any increase in the cost to Lender or any Liquidity Provider of agreeing to make or making, funding or maintaining the Loan (either directly hereunder or under the Liquidity Agreement), then the Borrowers shall from time to time, upon demand by Lender or such Liquidity Provider (with a copy of such demand to the Liquidity Agent), pay to the Lender or Liquidity Agent for the account of Lender or such Liquidity Provider additional amounts sufficient to compensate Lender or such Liquidity Provider for such increased cost. A certificate setting forth in reasonable detail the amount of such increased cost submitted to the Borrower and the Liquidity Agent by Lender or such Liquidity Provider shall be conclusive and binding for all purposes, absent manifest error.

         If either (i) the introduction following the date of this Agreement of, or any change following the date of this Agreement in or in the interpretation of, any law or regulation or (ii) the compliance by Lender or any Liquidity Provider with any law or regulation or any guideline or request or any written interpretation from any central bank or other governmental authority issued after the date of this Agreement (whether or not having the force of law), affects or would affect the amount of capital required or expected to be maintained by Lender or such Liquidity Provider or any corporation controlling Lender or such Liquidity Provider and that the amount of such capital is increased by or based upon the Loan, advances made under the Liquidity Agreement or the existence of Lender's or such Liquidity Provider's commitment to lend under the Transaction Documents and other commitments of this type, then, upon demand by Lender or such Liquidity Provider (with a copy of such demand to be sent to the Liquidity Agent), the Borrower shall pay to the Lender or Liquidity Agent for the account of Lender or such Liquidity Provider, from time to time as specified by Lender or such Liquidity Provider, additional amounts sufficient to compensate Lender or such Liquidity Provider or such corporation in the light of such circumstances, to the extent that Lender or such Liquidity Provider reasonably determines such increase in capital to be allocable to the Loan, advances made under the Liquidity Agreement or the existence of such Liquidity Provider's commitment to lend under the Transaction Documents. A certificate setting forth in reasonable detail such amounts submitted to the Borrower and the Liquidity Agent by Lender or such Liquidity Provider shall be conclusive and binding for all purposes, absent manifest error.

         In the event that any Affected Party shall incur any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Affected Party to make or maintain any funding under the Liquidity Agreement or the CP Loan Agreement) as a result of any payment being made with respect to the Loan on any day other than on a Payment Date for the Loan, then, upon written notice from the Lender, Voyager or the Liquidity Agent to Borrowers, Borrowers shall pay to the applicable Affected Party the amount of such loss or expense. Such written notice (which shall include calculations in reasonable detail) shall, in the absence of manifest error, be conclusive and binding upon Borrower.

         Any and all payments by the Borrowers hereunder shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, net income taxes that are imposed on, or measured by reference to, net income or net profits of, franchise taxes imposed on, and taxes imposed on the net receipts or gross receipts (including withholding taxes) that are imposed under any U.S. federal or state government or by any political subdivision or taxing authority thereof, (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If Borrowers shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to the Lender or any Affected Party, (i) the Borrowers shall make an additional payment to the payee in an amount sufficient so that, after making all required deductions (including deductions applicable to additional sums payable under this section), the payee receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrowers shall make such deductions and (iii) the Borrowers shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

         If, in connection with an agreement or other document providing liquidity support, credit enhancement or other similar support to the Lender in connection with this Agreement or the funding or maintenance of the Loan hereunder, the Lender is required to compensate a bank or other financial institution providing such liquidity support, credit enhancement or other similar support in respect of taxes under circumstances similar to those described in this Section (including, without limitation, Section 2.14 of the Liquidity Agreement and Section 2.05 of the CP Loan Agreement) then upon written demand by the Lender, the Borrowers shall pay to the Lender such additional amount or amounts as may be necessary to reimburse such Lender for any amounts paid by it.

7. APPLICATION OF PAYMENTS

         Unless applicable law provides otherwise, so long as Borrowers are not in Default under the Loan Documents, all payments received from Borrowers under the Note or the other Loan Documents shall be applied by Collateral Agent as set forth in this Section.

         (A) The Collateral Agent shall establish and maintain a securities account (the "Collection Account") with Collateral Agent in the name of Lender. The Borrowers shall instruct the Tenant under each Lease to remit Rental Payments in respect of or relating to each Property to the Collection Account. If any Rental Payments are received by Borrowers, Borrowers shall deposit all such Rental Payments to the Collection Account within one Business Day of receipt. The Borrowers shall use all reasonable efforts to prevent the deposit of any funds other than proceeds from the Properties into the Collection Account. If the Borrowers receive any collections from the Properties, the Borrowers shall deposit such proceeds into the Collection Account no later than two (2) Business Day following such receipt. Pending such deposit, such funds shall be held in trust for the benefit of the Lender and the Collateral Agent.

         (B) Funds deposited in the Collection Account during any month shall be held therein, in trust for the Lender, Voyager, and the Liquidity Providers, as their interests may appear, provided that on any Business Day the Collateral Agent may reverse any incorrectly deposited amounts.

         On each Payment Date, the Lender (or the Collateral Agent in its sole discretion) shall withdraw funds from the Collection Account and apply such funds as follows:

                  (i) First, to the Lender for the payment of interest on the Loan for the related Interest Period;

                  (ii) Second, to the Lender in payment of any Required Principal Payment; and

                  (iii) Third, to the payment of Program Costs and other amounts due under the Loan Documents.

         Any funds remaining in the Collection Account following the application set forth above shall be immediately remitted to the Borrowers or their designee, provided that such funds shall not be remitted to the Borrowers if a Default is continuing and shall instead be held in the Collection Account as security for repayment of the Loan.

8. CHARGES; LIENS

         Each Borrower shall pay all water and sewer rates, rents, Taxes, Rents, assessments, and insurance premiums attributable to its Property, or cause any Tenant to pay, by such Borrower or Tenant making payment, within the applicable payment period, directly to the payee thereof; provided that after a Borrower's Default under this Agreement or the Security Instruments, at Lender's or Collateral Agent's option, Borrowers shall make such payments in the manner provided under paragraph 3 hereof. Borrowers shall promptly discharge any lien which has, or may have, priority over or equality with, the lien of the Security Instruments (other than Permitted Encumbrances), and Borrowers shall pay, when due, the claims of all persons supplying labor or materials to or in connection with the Properties. Without Lender's and Collateral Agent's prior written permission, Borrowers shall not allow any lien to exist against the Properties except for Permitted Encumbrances.

9. INSURANCE

         Each Borrower shall keep, or shall cause each Tenant or Operator to keep, the improvements now existing or hereafter erected on its Property insured in an amount not less than the full replacement value of the improvements (less excavation and foundation costs) by carriers of recognized responsibility against loss by fire, hazards included within an all-risk "extended coverage" endorsement and such other hazards, casualties, liabilities and contingencies, including rent loss and/or business interruption coverage (at least equal to 12 months operations of the Property), as applicable, and in such amounts and for such periods provided in its Lease with the understanding that to the extent the landlord under the Lease may require such insurance be obtained by the Tenant or Operator, Lender or the Controlling Party may require such insurance be obtained by the Borrower or Operator whether or not such Lease is in effect. In addition, Borrowers shall maintain or cause the Tenant or Operator to maintain comprehensive general liability insurance in amounts prudent for the type of facilities and Properties. All premiums on insurance policies shall be paid by Operator making payment, when due, directly to the carrier or in such other manner as Lender or Collateral Agent may reasonably require.

         All insurance policies and renewals thereof, as set forth in the applicable insurance certificate shall be in a form reasonably acceptable to Lender and Collateral Agent as provided in this paragraph 9 and all property policies shall include a standard mortgagee clause in favor of and in a form reasonably acceptable to Lender and Collateral Agent. Lender and Collateral Agent, or its designee, shall have the right to hold the insurance certificates, and Borrower shall, or shall cause Operator to, promptly furnish to Lender and Collateral Agent all renewal certificates. Prior to the expiration date of a policy, Borrower shall, or shall cause Operator to, deliver to Lender and Collateral Agent, or its designee a renewal policy insurance certificate(s) in customary form.

         In the event of a casualty to any Property, Borrowers shall give prompt written notice to the insurance carrier and to Lender and Collateral Agent. Borrowers hereby irrevocably appoint, authorize and empower each of Lender and Collateral Agent (which appointment is coupled with an interest), and/or its assigns with respect to the Loan, as attorney-in-fact for Borrowers to make proof of loss, to adjust and compromise any claim under insurance policies, to appear in and prosecute any action arising from such insurance policies, to collect and receive insurance proceeds, and to deduct therefrom Lender's and Collateral Agent's reasonable expenses incurred in the collection of such proceeds; provided however, that each of the Lender and Collateral Agent agree not to exercise such power of attorney unless a Default has occurred hereunder; and provided further that nothing contained in this paragraph 9 shall require Lender or Collateral Agent to incur any expense nor take any action hereunder.

         Borrowers agree and covenant that if casualty proceeds are paid during the continuance of a Default, such proceeds shall be paid to the Collection Account and applied to the payment of sums evidenced and/or secured by the Loan Documents, whether or not due, in the order of application set forth in paragraph 7 hereof. If casualty proceeds are paid and a Default is not then continuing, such proceeds shall be paid to Lender for disbursement by Lender to Borrowers or Operator, or as Borrowers shall direct, to pay for the cost of reconstruction or repair of the affected Property; provided that the balance of such proceeds remaining after restoration or repair shall be applied to the payment of sums evidenced and/or secured by the Loan Documents, whether or not then due, in the order of application set forth in paragraph 7 hereof.

         Borrowers covenant that in no event shall Borrowers use any insurance proceeds from loss or damage to any Property or condemnation to rebuild any buildings or improvements on any real property other than the said Property.

10. PRESERVATION AND MAINTENANCE OF PROPERTY

         Each Borrower shall maintain, or cause the Tenant or Operator to maintain, its respective Property in accordance with the provisions of the Security Instrument relating to the Property.
11. PROTECTION OF LENDER'S SECURITY

         If any action or proceeding is commenced which materially adversely affects any Property or title thereto and the interest of Lender or Collateral Agent therein, including, but not limited to, eminent domain, insolvency, code enforcement, or arrangements or proceedings involving a bankrupt or decedent's estate, and Borrowers are in Default or Borrowers are not diligently pursuing available legal rights or remedies with respect to such actions or proceedings, such non-action could result in a material adverse effect on the value of the Property, and such non-action continues for a period of thirty (30) days after Lender or Collateral Agent gives Borrowers a notice thereof, then Lender or Collateral Agent at Lender's or Collateral Agent's option as the case may be, (and subject to Tenant's rights related thereto under the Lease) may make such appearances, disburse such sums and take such action as Lender or Collateral Agent deems necessary, in its sole discretion, to protect Lender's or Collateral Agent's interest, including, but not limited to, (i) disbursement of reasonable attorneys' fees, (ii) entry upon the Property to make repairs, (iii) procurement of satisfactory insurance as provided in paragraph 9 hereof, (iv) if the applicable Security Instrument encumbers a Lease interest, exercise of any option to renew or extend the Lease on behalf of the applicable Borrower and the curing of any default of the Borrower in the terms and conditions of the Lease,
(v) the payment of any taxes and/or assessments levied against the Property and then due and payable, and (vi) discharge (by payment, bonding or otherwise) of any lien on the Property which is not a Permitted Encumbrance. In addition, with respect to an environmental condition which may materially adversely affect the Property during the term of the Loan or the interest of Lender or Collateral Agent therein, including, but not limited to, any actual or suspected on-site environmental pollution conditions which are, or are reasonably believed to be, in violation of applicable environmental laws and which have, or are reasonably believed to have, a material adverse effect on the value of the Property or the Borrower, or upon a Default, then Lender or Collateral Agent (or its agent, contractor or designee), at Lender's or Collateral Agent's option, shall have the right to enter the Property to conduct tests and investigate any such pollution conditions. If the environmental assessment reveals environmental pollution at or above actionable levels under applicable law, and Lender or Collateral Agent reasonably determines that Borrower is not diligently pursuing remediation with respect thereto, or Borrower is not requiring Tenant to diligently pursue such remediation, and such non-action continues for a period of thirty (30) days after Lender or Collateral Agent gives Borrower notice thereof, then Lender or Collateral Agent may, at Lender's or Collateral Agent's sole option, engage third party providers to undertake such remediation at the expense of such Borrower.

12. BOOKS AND RECORDS

         Each Borrower shall keep and maintain at all times at such Borrower's address stated below, or such other place as Lender and Collateral Agent may approve in writing, complete and accurate books of accounts and records adequate to reflect correctly such Borrower's financial condition and the results of the operation of its Property and copies of all written contracts, leases and other security instruments which affect its Property. Such books, records, contracts, leases and other security instruments shall be in accordance with reasonable bookkeeping and record keeping standards consistently applied, and shall be subject to examination and inspection by Lender and the Collateral Agent at all times during normal business hours after reasonable notice of not less than two
(2) Business Days and Lender and the Collateral Agent shall have the right to make such copies or abstracts thereof as Lender and the Collateral Agent may desire; provided that Lender's examination right shall be limited to once a year unless the Borrower is in Default. Each Borrower shall furnish to Lender and the Collateral Agent, within one hundred twenty (120) days after the end of each fiscal year of such Borrower, its current financial statements certified by an officer (including an annual balance sheet, profit/loss statement, statement of cash flow and footnotes) of such Borrower and also an income and expense statement of the operation of its Property (including the total rents and other income received from any tenant, total gross receipts from operations and total expenses), each in reasonable detail and certified by such Borrower. Each Borrower shall furnish to Lender and the Collateral Agent current signed rent rolls or lease digests certified to be correct by such Borrower. Each Borrower shall furnish to Lender and the Collateral Agent, within forty-five (45) days after the end of each fiscal quarter of such Borrower, an unaudited financial statement of such Borrower and a statement of income and expenses of its Property (and a year-end statement of income and expenses of its Property within forty-five (45) days after the end of each fiscal year), in reasonable detail and certified by such Borrower to be true, correct and accurate to the best of such Borrower's actual knowledge. Each Borrower will provide to Lender, Century Capital Markets, LLC, Liquidity Agent, and Collateral Agent an annual statement disclosing all contingent liabilities of which said Borrower has actual knowledge. In addition, (a) within thirty (30) days after payment, each Borrower shall furnish to Lender, Century Capital Markets, LLC, Liquidity Agent, and the Collateral Agent copies of paid tax and assessments to its Property and (b) each Borrower shall provide prompt notice in writing of actions or proceedings affecting its Property. Each Borrower's fiscal year-end date is December 31, and each Borrower shall notify Lender, Century Capital Markets, LLC, and Liquidity Agent, in writing, of any change in such year-end date.

13. CONDEMNATION

         Each Borrower shall promptly notify Lender and the Collateral Agent of any action or proceeding known to such Borrower relating to any condemnation or other taking, whether direct or indirect, of its Property, or part thereof, and each Borrower shall appear, or cause Tenant to appear, in and prosecute any such action or proceeding unless otherwise directed by Lender or Collateral Agent in writing. During the continuance of a Default or, if Lender or Collateral Agent has made the determination, in its reasonable discretion, that a Borrower is not or is not causing Tenant to be diligently and effectively prosecuting such action or proceeding and, such lack of prosecution could result in a materially adverse effect on the value of its Property, and such non-action continues for a period of thirty (30) days after Lender or Collateral Agent gives said Borrower notice thereof, then immediately upon written notice to such Borrower of Lender's or Collateral Agent's determination, such Borrower authorizes Lender or Collateral Agent, at Lender's or Collateral Agent's option, as attorney-in-fact for such Borrower, to commence, appear in and prosecute, in Lender's or such Borrower's name, any action or proceeding relating to any condemnation or other taking of its Property, whether direct or indirect, and to settle or compromise any claim in connection with such condemnation or other taking. Each Borrower hereby irrevocably appoints each of Lender and Collateral Agent as its attorney-in-fact (coupled with an interest) for the purposes described in, and as limited by, the immediately preceding sentence. The proceeds of any award, payment or claim for damages, direct or consequential, in connection with the Properties, or part thereof, or for conveyances in lieu of condemnation are hereby assigned to and shall be deposited into the Collection Account and applied in the manner set forth in paragraph 4 hereof; subject, however, to the rights of Tenant under the Lease so long as the Tenant is not in default under the Lease, and net of any necessary costs of restoration.

         The foregoing provisions providing for the application of condemnation proceeds to the sums secured by the Security Instruments are agreed to be necessary to prevent an impairment of Lender's or Collateral Agent's security resulting from such taking. In the event, however, that any provision hereof providing for the application of any condemnation proceeds to the indebtedness secured by the Security Instruments is held to be unenforceable, in whole or in part, then all condemnation proceeds not payable to Lender for immediate application to the sums secured by the Security Instruments as the result of such invalidity, shall be applied by Borrowers or Tenant as required by the Leases to the restoration of the affected Property for use of the Property as contemplated by this Agreement with the balance thereof, if any, first being deposited into the Collection Account for application to additional amounts due under paragraph 6 hereof, if any, which balance shall be held and applied as provided for therein and second, being retained by (or remitted to) the applicable Borrower.

         Each Borrower agrees to execute such further evidence of assignment of any awards, proceeds, damages or claims arising in connection with such condemnation or taking as Lender or Collateral Agent may reasonably require.

14. FORBEARANCE BY LENDER NOT A WAIVER

         Any forbearance by Lender or Collateral Agent in exercising any right or remedy hereunder or under the Security Instruments, the Note, this Agreement or any other Loan Documents, or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of any right or remedy available to Lender or Collateral Agent. The acceptance by Lender or Collateral Agent of payment of any sum secured by the Security Instruments after the due date of such payment shall not be a waiver of Lender's or Collateral Agent's right to either require prompt payment when due of all other sums so secured or to declare a default for failure to make prompt payment. The procurement of insurance or the payment of taxes or other liens or charges by Lender or Collateral Agent shall not be a waiver of Lender's or Collateral Agent's right to accelerate the maturity of the indebtedness secured by the Security Instruments or by any other security instruments after notice of such breach and failure of Borrowers to cure as hereinafter provided, nor shall Lender's or Collateral Agent's receipt of any awards, proceeds or damages under paragraphs 9 and 13 hereof operate to cure or waive Borrowers' default in payment of sums secured by the Security Instruments or by any other security instruments.

15. ESTOPPEL CERTIFICATE

         Each Borrower shall within ten (10) days of a written request from Lender or Collateral Agent furnish Lender or Collateral Agent with a written statement, duly acknowledged, (a) setting forth to such Borrower's actual knowledge (i) the then outstanding principal balance of the Note and all other sums, if any, then due and payable by such Borrower to Lender under the provisions of the Note or this Agreement or Loan Documents relating to its Property and any right of set-off, counterclaim or other defense which exists against such sums and the obligations under the Loan Documents; (ii) that no Default or event which, with the passage of time or the giving of notice, would constitute a Default exists; and (iii) other factual matters relating to the Loan or the Borrower reasonably requested by Lender or Collateral Agent; and (b) attaching true, correct and complete copies of the Note, and its Security Instrument and any other Loan Documents and all modifications, amendments and substitutions thereof; provided that Lender or Collateral Agent shall not make such request more than once a year unless a Default hereunder has occurred.

16. LEASES OF THE PROPERTIES

         Each Borrower shall comply with and observe such Borrower's obligations as landlord under its Lease. Each Borrower will not lease any portion of its Property except with the prior written approval of Lender and Collateral Agent, except that each Borrower or Tenant may lease up to 750 square feet of space in the aggregate without obtaining consent of the Lender or Collateral Agent and provided such lease shall be subject to and subordinate to the Loan. Each Borrower, at Lender's and Collateral Agent request, shall furnish Lender and Collateral Agent with executed copies of all leases hereafter made of all or any part of the respective Property, and all leases hereafter entered into with respect to the Property will be in form and substance subject to the approval of Lender and the Controlling Party. Lender hereby approves each of the Leases in the forms attached hereto. If a Borrower becomes aware that Tenant proposes to do, or is doing, any act or thing which may give rise to any right of set-off against rent, such Borrower shall (i) take such steps as shall be reasonably calculated to prevent the accrual of any right to a set-off against rent, (ii) notify Lender and Collateral Agent thereof and of the amount of said set-offs, and (iii) within ten (10) days after such accrual (which accrual has been determined by a judicial proceeding or a binding administrative determination) reimburse the Tenant who shall have acquired such right to set-off or take such other steps as shall effectively discharge such set-off and as shall assure that rents thereafter due shall continue to be payable without set-off or deduction. Notwithstanding any provision in this Section 16, Lender and Collateral Agent acknowledge that the Leases are necessary for the operational needs of the Borrowers, and Borrowers retain the rights to terminate the Lease or Leases upon the condition that the lien of the mortgages on the Properties will not adversely be affected nor the rights to foreclose such liens will be adversely affected.

         Notwithstanding any provision to the contrary, a default under or termination of the Lease shall not constitute a default under the Loan so long as Borrowers continue to perform all of the obligations of the Borrowers under the Loan Documents and a Borrower succeeds to the interest of, and assumes the obligation of, the Tenant upon any such default or termination.

17. REMEDIES CUMULATIVE

         Each remedy provided in this Agreement, and the other Loan Documents is distinct and cumulative to all other rights or remedies under this Agreement and the Loan Documents or afforded by law or equity, and may be exercised concurrently, independently, or successively, in any order whatsoever.

18. ACCELERATION IN CASE OF A BORROWER'S INSOLVENCY

         If any Borrower shall voluntarily file a petition under the Federal Bankruptcy Code (the "Code"), as such Code may from time to time be amended, or under any similar or successor Federal statute relating to bankruptcy, receivership, insolvency, arrangements or reorganizations, or under any state bankruptcy or insolvency act, or file an answer in an involuntary proceeding admitting insolvency or inability to pay debts, or if any Borrower shall fail to obtain a vacation or stay of involuntary proceedings brought for the reorganization, dissolution or liquidation of such Borrower within sixty (60) days of the filing of such involuntary proceeding, or if any Borrower shall be adjudged a bankrupt, or if a trustee or receiver shall be appointed for any Borrower or for any of any Borrower's property, or if any of the Properties shall become subject to the jurisdiction of a Federal bankruptcy court or similar state court, or if any Borrower shall make an assignment for the benefit of such Borrower's creditors, or if there is an attachment, execution or other judicial seizure of any portion of any Borrower's assets and such seizure is not discharged within ten (10) days, then such Borrower shall be in "Default" and the Termination Date shall automatically occur and all of the sums secured by the Security Instruments or otherwise due hereunder shall be immediately due and payable without prior notice to Borrowers, and Lender or Collateral Agent may invoke any remedies permitted by paragraph 23 of this Agreement. Any reasonable attorneys' fees and other expenses incurred by Lender or Collateral Agent in connection with a Borrower's bankruptcy or any of the other aforesaid events shall be additional indebtedness of Borrowers secured by the Security Instruments.

19. TRANSFERS OF BENEFICIAL INTERESTS IN BORROWERS

         If at any time CNL Retirement Properties, Inc., any successor by merger, or any of its Affiliates fail to own at least fifty-one percent (51%) in the aggregate of the partnership interests in any Borrower without Lender and Collateral Agent's written consent, Borrowers shall be in "Default" under this Agreement and Lender or Collateral Agent may, at Lender's or Collateral Agent's option, declare the Termination Date to have occurred and all of the sums secured by the Security Instruments and due under the provisions of this Agreement to be immediately due and payable, and Lender or Collateral Agent may invoke any remedies permitted by paragraph 23 of this Agreement and applicable law. Nevertheless, the limited partners of each Borrower may transfer interests in such Borrower to its Affiliates or Affiliates of Marriott International, Inc. or CNL Retirement Properties, Inc. (or any respective successor by merger), and the limited partners may have all or part of their equity ownership transferred to Marriott International, Inc., CNL Retirement Properties, Inc. and/or their respective Affiliates.

20. NOTICE

         Except for any notice required under applicable law to be given in another manner, any notice to Borrower provided for in this Agreement or in the Note shall be given (i) by certified mail, return receipt requested, postage prepaid or (ii) by national receipted overnight delivery service to Borrower's address as set forth above, and shall be effective only upon delivery or attempted delivery.

         Notices to Lender shall be by either (i) national receipted over-night delivery service or (ii) certified mail, return receipt requested, postage prepaid to the Lender at Five Pack Retirement 2002, LLC, c/o Global Securitization Services, LLC, 445 Broad Hollow Road, Suite 239, Melville, New York 11747, with a copy to the Collateral Agent, and shall be effective only upon delivery or attempted delivery. Notices to Borrowers shall be by either (i) national receipted over-night delivery service or (ii) certified mail, return receipt requested, postage prepaid to the Borrowers at c/o CNL Retirement Corp., CNL Center at City Commons, 450 South Orange Avenue, Orlando, FL 32801-3336,
Attn: Mr. Phillip M. Anderson or Chief Operating Officer, with a copy to Timothy Manor, Esquire, Lowndes, Drosdick, Doster, Kantor & Reed, P.A., 215 North Eola Drive, Orlando, Florida 32801, to Joseph M. Fries, Esq., Arent Fox Kintner Plotkin & Kahn, PLLC, 1050 Connecticut Avenue, N.W., Washington, D.C. 20036-539, and to Marriott International, Inc., 10400 Fernwood Road, Bethesda, Maryland 20817, Attn: Chief Financial Officer, and shall be effective only upon delivery or attempted delivery. Any party may change its address for notice by providing written notice of such change to the other party in the manner set forth in this paragraph 20. Notice to the Collateral Agent should be forwarded as in this paragraph to the Collateral Agent at 180 East Fifth Street, St. Paul, MN 55101,
Attn: Structured Finance/Five Pack Retirement. Copies of all notices sent to Lender or Collateral Agent shall be sent to Century Capital Markets, LLC, 512 East Washington Avenue, Suite 100, Orlando, FL 32802, Attn: Richard Hostetter, and also to Bank Hapoalin B.M, New York Branch, 1177 Avenue of the Americas, New York, NY 10036, Attention: Laura Raffa.

21. SUCCESSORS AND ASSIGNS BOUND; AGENTS; CAPTIONS

         The covenants and agreements herein contained shall bind, and the rights hereunder shall inure to, the respective successors and assigns of Lender (including, without limitation, the Collateral Agent), the Collateral Agent and Borrowers. In exercising any rights hereunder or taking any actions provided for herein, Lender or the Collateral Agent may act through its employees, agents or independent contractors as authorized by Lender or the Collateral Agent. The captions and headings of the paragraphs of the Loan Documents are for convenience only and are not to be used to interpret or define the provisions hereof.

22. GOVERNING LAW; SEVERABILITY

         This Agreement shall be governed by the law of the State of New York. Borrowers and Lender agree that any dispute arising out of this Agreement shall be subject to the jurisdiction of both the state and federal courts in New York. For that purpose, Borrowers hereby submit to the jurisdiction of the state and federal courts of New York. Borrowers further agree to accept service of process out of any of the aforesaid courts in any such dispute by registered or certified mail, postage prepaid, addressed to the undersigned. Nothing herein contained, however, shall prevent Lender or Collateral Agent from bringing any action or exercising any rights against (i) Borrowers, (ii) any security, or
(iii) the assets of Borrowers, within any other state or jurisdiction with jurisdiction over Borrowers or Borrowers' assets. In the event that any provision of this Agreement, the Note, the Security Instruments or the other Loan Documents conflicts with applicable law, such conflict shall not affect other provisions of this Agreement, the Note, the Security Instruments or the other Loan Documents which can be given effect without the conflicting provisions, and to this end the provisions of any of this Agreement, the Note and the other Security Instruments and Loan Documents are declared to be severable. In the event that any applicable law limiting the amount of interest or other charges permitted to be collected from Borrowers is interpreted so that any charge provided for in this Agreement, in the Note, the other Security Instruments or Loan Documents, whether considered separately or together with other charges levied in connection with this Agreement and the Note, violates such law, and Borrowers are entitled to the benefit of such law, such charge is hereby reduced to the extent necessary to eliminate such violation. The amounts, if any, previously paid to Lender in excess of the amounts payable to Lender pursuant to such charges as reduced shall be applied by Lender to reduce the principal of the indebtedness evidenced by the Note. For the purpose of determining whether any applicable law limiting the amount of interest or other charges permitted to be collected from Borrowers has been violated, all indebtedness which is secured by the Security Instruments and any other security instruments, or evidenced by the Note and which constitutes interest, as well as all other charges levied in connection with such indebtedness which constitute interest, shall be deemed to be allocated and spread over the stated term of the Note. Unless otherwise required by applicable law, such allocation and spreading shall be effected in such a manner that the rate of interest computed thereby is uniform throughout the stated term of the Note.

23. ACCELERATION; REMEDIES

         Any one or more of the following shall constitute a "Default" under the Note, the Security Instruments and this Agreement:

         (A) failure of any Borrower to make any payment due under the Note on the due date therefor;

         (B) failure of any Borrower (except as set forth under clause (A) above) to pay any amount, costs, expenses or fees (including reasonable attorneys' fees) of Lender, Collateral Agent or any Affected Party as expressly required by any provision of the Note, this Agreement, the other Loan Documents or any Security Instrument within ten (10) Business Days of the due date therefor;

         (C) failure of any Borrower (except as set forth under clauses (A), (B), (D), (E), (F), and (G) of this paragraph 23) to comply with or perform, or any breach or violation by any Borrower of, any warranty, representation, covenant, agreement, prohibition, restriction or condition contained herein, in the Note, the Security Instruments and the other Loan Documents, which failure or breach or violation continues uncured to Lender's and Collateral Agent's reasonable satisfaction for fifteen (15) calendar days after the delivery by Lender or Collateral Agent's of written notice to Borrowers describing such failure or breach or violation; provided, however, that if such failure or breach or violation shall be not be curable within said fifteen (15) calendar day period and Borrowers are diligently attempting to cure such failure or breach or violation within such period to Lender's and Collateral Agent's reasonable satisfaction, then such failure or breach or violation shall not constitute a Default unless it shall continue uncured for such longer period of time as may be necessary in Lender's and Collateral Agent's reasonable judgment to effect such cure;

         (D) except as provided in and permitted under the Note, this Agreement, the Security Instruments or any other Loan Document, any sale, assignment, transfer, conveyance, mortgaging, encumbering or other change in, or collateral assignment of, the legal title to or beneficial interest in any Property or any Borrower, or any part thereof, or any interest therein, including without limitation, the granting of any subordinate lien, whether voluntarily or involuntarily by operation of law (unless promptly cured, released or bonded off to the reasonable satisfaction of Lender and Collateral Agent) and whether or not of record or for consideration;

         (E) the occurrence of any event deemed to be a Default under either paragraph 18 or 19 hereof;

         (F) a material misrepresentation or material error or withholding of material information by any Borrower incident to the Loan or the Loan Documents.

         (G)  termination of the Operating  Agreement and failure of Borrower to
replace  the  Operating   Agreement  and  Operator   within  120  days  of  such
termination.

         Upon a Borrower's Default, in addition to Lender's or Collateral Agent's right to appoint a receiver or enter upon and take and maintain control of the Properties as set forth in this Agreement and the Security Instruments, Lender or Collateral Agent at Lender's or Collateral Agent's option may declare the Termination Date to have occurred and all of the sums secured by the Security Instruments or otherwise payable hereunder to be immediately due and payable without further demand or notice herein or in any of the Loan Documents and may foreclose the Security Instruments by judicial proceeding or non-judicial means and may invoke any other remedies permitted by applicable law or provided herein or in any of the Loan Documents. Each Borrower acknowledges that the power of sale herein granted may be exercised by Lender or Collateral Agent without prior judicial hearing to the extent permitted by applicable law. Lender or Collateral Agent shall be entitled to collect all reasonable costs and expenses incurred in pursuing such remedies, including, but not limited to, reasonable attorneys' fees as allowed by law and costs of documentary evidence, abstracts and title reports. Nothing contained herein shall be deemed to require Lender or Collateral Agent to provide Borrowers with notice in the event a bankruptcy proceeding (whether voluntary or involuntary) has been instituted by or against any Borrower under any of the other Security Instruments or Loan Documents.

         If a Property is sold pursuant to this paragraph 23, the applicable Borrower or any person holding possession of its Property through such Borrower shall immediately surrender possession of the Property to the purchaser at such sale upon the purchaser's written demand. If possession is not surrendered upon the purchaser's written demand, the applicable Borrower or such person shall be a tenant at sufferance and may be removed by an action for summary possession, writ of possession or by an action for forcible entry and detainer.

         If a nonjudicial sale is permitted by applicable law and if Lender or Collateral Agent invokes the power of sale, then Lender or Collateral Agent shall mail a copy of a notice of sale to each Borrower in the manner provided herein. Lender or Collateral Agent shall publish the notice of sale once a week for three (3) consecutive weeks, or as otherwise required by the law of the jurisdiction in which the applicable Property is located, in a newspaper published in the county where the real estate portion of the applicable Property is located and thereupon shall sell the Property to the highest bidder at public auction at the front door of the County Courthouse of said County. Lender or Collateral Agent may sell the Properties in one or more parcels and in such order as Lender or Collateral Agent may determine. Lender or Collateral Agent may postpone the sale of all or any parcel of the Properties by public announcement at the time and place of any previously scheduled sale. Lender or Collateral Agent or Lender's or Collateral Agent's designee may purchase the Properties at any sale.

         Additionally, if a nonjudicial sale is permitted by applicable law, then Lender or Collateral Agent shall deliver to the purchaser Lender's or Collateral Agent's deed conveying the Property so sold without any covenant or warranty, expressed or implied. The recitals in Lender's or Collateral Agent's deed shall be prima facie evidence of the truth of the statements made therein. Borrowers covenant and agree that the proceeds of any sale shall be applied in accordance with the priority set forth in paragraph 7.

24. SUBROGATION

         Any of the proceeds of the Note utilized to satisfy outstanding liens against all or any part of the Properties have been loaned by Lender at Borrowers' request and upon Borrowers' representation that such amounts are due and are secured by valid liens against the Properties. Lender shall be subrogated to any and all rights, superior titles, liens and equities owned or claimed by any owner or holder of any outstanding liens and debts, however remote, regardless of whether said liens or debts are acquired by Lender, by assignment or are released by the holder thereof upon payment.

25. PARTIAL INVALIDITY

         In the event any portion of the sums intended to be secured by any Security Instrument cannot be lawfully secured thereby, payments in reduction of such sums shall be applied first to those portions not secured thereby.

26. REPRESENTATIONS OF BORROWERS

         The Borrowers hereby represent and warrant to Lender and Collateral Agent the following:

         (A) Each Borrower (i) is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware and in all jurisdictions in which qualification or licensing is required; and
(ii) has the power and authority to own, and lease its Property and conduct its business as it is now conducted. There are no proceedings or actions pending, threatened or contemplated for the liquidation, reorganization, termination or dissolution of any Borrower.

         (B) There have been no material adverse changes, financial or otherwise, in the condition of any Borrower from that previously disclosed to Lender and Collateral Agent by each Borrower, or in any supporting data submitted in connection with the Loan, and all of the information contained therein was true and correct in all material respects when submitted and is now substantially materially true and correct on the date hereof.

         (C) No proceedings in bankruptcy or insolvency have ever been instituted by or against any Borrower or any affiliate thereof, and no such proceeding is now pending or contemplated.

         (D) Each Borrower, and the partners of each Borrower are solvent pursuant to the laws of the United States and the state in which the Borrower is organized, as reflected by the entries in such Borrower's books and records and as reflected by the actual facts.

         (E) The Note, the Security Instruments and the other Loan
Documents, and all other notes and loan documents evidencing all other obligations of Borrowers to Lender, if any, have been duly authorized, executed and delivered by Borrowers and constitute valid and binding obligations of Borrowers, enforceable against Borrowers in accordance with their respective terms, except as the enforcement of them may be limited by bankruptcy, insolvency, moratorium and other applicable debtor relief laws, and by equitable principles. No approval, consent, order or authorization of any governmental authority and no designation, registration, declaration or filing with any governmental authority is required in connection with the execution and delivery of the Note, the Security Instruments or any of the Loan Documents, except as may have already been obtained.

         (F) The execution, delivery, and performance of the Loan Documents will not violate or contravene in any way the organizational documents of any Borrower or any indenture, agreement or instrument to which any Borrower is a party or by which it or its property may be bound, or be in conflict with, result in a breach of or constitute a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of any Borrower, except as contemplated by the provisions of such instrument, and no action or approval with respect thereto by any third person is required.

         (G) The proceeds of the Loan will be used by Borrowers to make a distribution to partners of the Borrowers, and not for any other purpose.

         (H) There is no litigation, legal or administrative proceeding, investigation or other action of any nature commenced, pending, or, to Borrowers' actual knowledge, threatened against or affecting any Borrower, its Property or any interest or right therein which has not been disclosed in writing to Lender and Collateral Agent and which may involve the possibility of any judgment or liability not fully covered by insurance, or materially or adversely affecting any of the assets of any Borrower or any Borrower's right to carry on business as now conducted, or affecting the continued employment of any officer or director of any Borrower.

         (I) Each Borrower has good title to its Property and has the right to mortgage, grant, bargain, sell, pledge, assign, warrant, transfer and convey the same and each Borrower possesses a fee simple absolute estate in the Land (as defined in the Security Instruments) and the Improvements (as defined in the Security Instruments), and each Borrower owns its Property free and clear of all liens, encumbrances and charges whatsoever except for those exceptions which are shown in the title insurance policy insuring the lien of the Security Instruments, or which are Permitted Encumbrances. Each respective Borrower shall forever warrant, defend and preserve the title and the validity and priority of the lien of its Security Instrument and shall forever warrant and defend the same to Lender against the claims of all persons whomsoever.

         (J) No portion of the improvements on the Properties is located in an area identified by the Secretary of Housing and Urban Development or any successor thereto as an area having special flood hazards pursuant to the Flood Insurance Acts, or if any portion of the improvements is located within such area; the applicable Borrower has obtained, or has caused the Tenant to obtain, and will maintain the insurance prescribed in the applicable Lease.

         (K) To each Borrower's actual knowledge, its Property is in good repair and free of any material damage, waste or defective condition that would materially and adversely affect the value of such Property in use under the applicable Lease, and there is no proceeding pending for the total or partial condemnation of its Property.

         (L) Each Borrower has paid in full for, and is the owner of, all furnishings, fixtures and equipment (other than Tenant's property) used in connection with the operation of its Property, free and clear of any and all security interests, liens or encumbrances, except for the lien and security interest which are created by its Security Instrument, or are Permitted Encumbrances.

         (M) Each Borrower is not a "foreign person" within the meaning of
Section 1445(f)(3) of the Internal Revenue Code of 1986, as amended and the related Treasury Department regulations, including temporary regulations.

         (N) (i) Each Borrower is the sole owner of the entire lessor's interest in its Lease; (ii) its Lease is valid and enforceable and in full force and effect; (iii) to each Borrower's actual knowledge, no party under its Lease is in default; (iv) all Rents (as defined in the applicable Security Instrument) due have been paid in full; (v) there are no modifications or amendments to any Lease; (vi) none of the Rents reserved in any Lease have been assigned or otherwise pledged or hypothecated except in connection with the applicable Security Instrument; (vii) none of the Rents have been collected for more than one (1) month in advance (except a security deposit shall not be deemed rent collected in advance); (viii) there exist no offsets or defenses to the payment of any portion of the Rents; (ix) each Borrower has received no notice from Tenant challenging the validity or enforceability of its Lease; (x) there are no agreements with the Tenant other than expressly set forth in the Leases or the Loan Documents; (xi) each Lease is valid and enforceable against the respective Borrower and the Tenant, except as the enforcement may be limited by bankruptcy, insolvency, moratorium, and other applicable debtor relief laws and by equitable principles; (xii) the options to purchase, rights of first refusal to purchase, and similar provisions under each Lease shall not be modified without the consent of Lender; (xiii) no person or entity has any possessory interest in, or right to occupy, any Property except under and pursuant to the applicable Lease and except to the extent that residents in the facilities may have certain limited rights to occupancy by applicable state law; (xiv) each Lease may be made to be subordinate to the related Security Instrument upon written request of Lender, either pursuant to its terms or by a recordable subordination agreement; (xv) all security deposits, if any, relating to each Lease have been collected by the applicable Borrower; and (xvi) to each Borrower's actual knowledge, no brokerage commissions or finders fees are due and payable regarding its Lease.

         (O) As of the date hereof and throughout the term of the Loan, (i) each Borrower is not and will not be an "employee benefit plan" as defined in
Section 3(3) of ERISA, which is subject to Title I of ERISA, and (ii) the assets of each Borrower do not and will not constitute "plan assets" of one or more such plans for purposes of Title I of ERISA; and as of the date hereof and throughout the term of the Loan (i) each Borrower is not and will not be a "governmental plan" within the meaning of Section 3(3) of ERISA, and (ii) transactions by or with each Borrower are not and will not be subject to applicable state statutes regulating investments of and fiduciary obligations with respect to such governmental plans.

         (P) No part of the proceeds of the Loan will be used for the purpose of paying for a portion of the costs of purchasing or acquiring any "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System or for any other purpose which would be inconsistent with such Regulation U or any other Regulations of such Board of Governors, or for any purposes prohibited by legal requirements or by the terms and conditions of the Security Instruments, the Note, this Agreement, any other security instruments, or other Loan Documents.

         (Q) Each Borrower is not (a) an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended; (b) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of either a "holding company" or a "subsidiary company" within the meaning of the Public Utility Holding Company Act of 1935, as amended; or (c) subject to any other federal or state law or regulation which purports to restrict or regulate its ability to borrow money.

         (R) Each Borrower represents and warrants that the Collateral Representations set forth in Exhibit B are true, accurate and complete.

         (S) Each Borrower will cause Tenant to collaterally assign as additional collateral its rights under the Operating Agreements and the Threshold Guaranty, and each Borrower will obtain consent from the Operator for such assignments.

27. BORROWERS' ADDITIONAL COVENANTS

         Each Borrower hereby covenants, agrees and undertakes to:

         (A) from time to time, at the reasonable request of Lender or Collateral Agent, (i) promptly correct any patent defect or error which may be discovered in the contents of this Agreement, the Security Instruments or any of the other Loan Documents or in the execution or acknowledgment thereof; (ii) execute, acknowledge, deliver and record and/or file such further documents or Security Instruments (including without limitation, further mortgages, security agreements, financing statements, continuation statements, and assignments of rents or leases) and perform such further acts and provide such further assurances as may be necessary, desirable or proper, in Lender's or Collateral Agent's reasonable opinion, to carry out more effectively the purposes of this Agreement and such other Security Instruments and to subject to the liens and security interests hereof and thereof any property intended by the terms hereof or thereof to be covered hereby or thereby, including specifically, but without limitation, any renewals, additions, substitutions, replacements, or appurtenances to the Properties; and (iii) execute, acknowledge, deliver, procure, and file and/or record any document or Security Instruments (including specifically, but without limitation, any financing statement) reasonably deemed necessary by Lender or Collateral Agent to protect the liens and the security interests herein granted against the rights or interests of third persons; provided that such documents or Security Instruments do not increase such Borrower's liability or obligations under the Loan Documents or cause a default under any Lease. Borrowers will pay all reasonable costs connected with any of the foregoing in this subparagraph (A), which are incurred for actual filing, recording, or similar fees and costs;

         (B) continuously maintain such Borrower's existence, if applicable, as a bankruptcy remote special purpose entity (meeting the requirements of paragraph 27(I)), and having as its general partner a corporation or a limited liability company which meets the requirements of paragraph 27(I), and which has at least one independent director whose vote is required to authorize the filing on behalf of itself or the Borrower of a bankruptcy, consent to an involuntary bankruptcy, or the commencement of any other kind of insolvency proceeding, and such Borrower shall maintain its right to do business, as applicable, in the states where it operates;

         (C) at any time any law shall be enacted imposing or authorizing the imposition of any tax upon any Security Instrument or any of the other Loan Documents, or upon any rights, title, liens or security interests created hereby, or upon the obligations secured hereby or any part thereof, pay all such taxes within the applicable payment period; provided that, if such law as enacted makes it unlawful for any Borrower to pay such tax, such Borrower shall not pay nor be obligated to pay such tax, and in the alternative, such Borrower may, in the event of the enactment of such a law, and must, if it is unlawful for such Borrower to pay such taxes, prepay the obligations secured hereby in full within one hundred twenty (120) days after demand therefor by Lender or Collateral Agent, without penalty or premium;

         (D) promptly pay all reasonable and bona fide out-of-pocket costs, fees and expenses and other expenditures, including, but not limited to, reasonable attorneys' fees and expenses, paid or incurred by Lender or Collateral Agent to third parties incident to this Agreement, the Security Instruments or any of the other Loan Documents (including, but not limited to, reasonable attorneys' fees and expenses in connection with the negotiation, preparation and execution hereof and of any other Loan Document and any amendment hereto or thereto, any release hereof, any consent, approval or waiver hereunder or under any other Loan Document, the making of any Loan under the Note, and any suit to which Lender or Collateral Agent is a party involving this Agreement or the Properties including any such fees incurred on appeal of such suit and all Program Indemnities, as defined in the CP Loan Agreement, and all Indemnified Liabilities, as defined in the Liquidity Agreement) or incident to the enforcement of the obligations secured hereby or the exercise of any right or remedy of the Lender or Collateral Agent under any Loan Document;

         (E) after a Default, at its sole cost and expense, furnish Lender or Collateral Agent with such title endorsements or updates to Lender's or Collateral Agent's title insurance policy as Lender or Collateral Agent may reasonably require, from time to time, to insure Lender or Collateral Agent that no other matters of record affect the condition of title or the priority of Lender's or Collateral Agent's lien;

         (F) without limiting any other obligation of the Borrowers hereunder, indemnify, hold harmless and insure the Lender, Affected Parties, and Collateral Agent of and from any and all claim, liability, loss or damage whatsoever, including without limitation reasonable attorneys' and paralegals' fees and costs, arising from or in any way relating to the Properties, this Agreement, the Security Instruments or any of the other the Loan Documents, save only and except for any claim or loss arising from the gross negligence or intentional breach or misconduct by Lender, Affected Parties, or Collateral Agent;

         (G) within five (5) business days after an officer of a Borrower obtains actual knowledge of any failure or breach or violation or a Default under this Agreement, provide Lender and Collateral Agent with written notice thereof;

         (H) keep the covenants set forth in the Security Instrument;

         (I) not and shall not: (a) engage in any business or activity other than the ownership, operation, maintenance, and disposition of its Property as defined under and subject to this Agreement, (b) acquire or own any material assets other than (i) its Property, and (ii) such incidental personal property as is reasonably related to its ownership and leasing of its Property;
(c) merge into or consolidate with any person or entity or dissolve, terminate or liquidate in whole or in part, transfer or otherwise dispose of all or substantially all of its assets (except as permitted herein) or change its legal structure, without in each case Lender's consent; (d) fail to preserve its existence as an entity duly organized, validly existing and in good standing (if applicable) under the laws of the jurisdiction of its organization or formation, or without (1) the prior written consent of Lender and the Collateral Agent, which consent shall not be unreasonably withheld, and (2) the prior written consent of the credit rating agency or agencies approved by Voyager (the "Rating Agency"), amend, modify, terminate or fail to comply with the provisions of such Borrower's organizational documents; (e) own any subsidiary, or make any investment in, any person or entity without the consent of Lender and Collateral Agent; (f) commingle its assets with the assets of any of its partners, or except as specifically permitted in the Operating Agreements and the Pooling Agreement, any of its other Affiliates, principals or of any other person or entity; (g) incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than the Loan or evidenced by the Note, if any, except as allowed hereunder; (h) fail to maintain its records, books of account and bank accounts separate and apart from those of the partners, members, shareholders, principals and affiliates of Borrower, and any other person or entity; (i) enter into any contract or agreement with any partners, members, principals and Affiliates of such Borrower, or any general partner, managing member, principal or affiliate thereof, except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arms-length basis with third parties other than any principal or Affiliate of such Borrower or any guarantor, or any general partner, managing member, shareholder, principal or Affiliate thereof; (j) seek the dissolution or winding up in whole, or in part, of such Borrower; (k) maintain its assets in such a manner that it will be costly or difficult to segregate, ascertain or identify its individual assets from those of any partners, members, shareholders, principals and Affiliates of such Borrower, or any general partner, managing member, principal or Affiliate thereof or any other person; (l) hold itself out to be responsible for the debts of another person, or guarantee any debt of its partners; (m) make any loans to any third party; (n) fail either to hold itself out to the public as a legal entity separate and distinct from any other entity or person or to conduct its business solely in its own name in order not (i) to mislead others as to the identity with which such other party is transacting business, or (ii) to suggest that such Borrower is responsible for the debts of any third party (including any partners, members, principals and Affiliates of such Borrower, or any general partner, managing member, shareholder, principal of Affiliate thereof); (o) fail to maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations; (p) file or consent to the filing of any petition, either voluntary or involuntary, to take advantage of any applicable insolvency, bankruptcy, liquidation or reorganization statute, or make an assignment for the benefit of creditors; or (q) become insolvent or fail to pay its debts and liabilities from its assets as the same shall become due; (r) fail to pay its own liabilities and expenses only out of its own funds; (s) fail to observe all corporate, partnership, limited liability company or other organizational formalities applicable to its form of organization; (t) fail to pay the salaries of its own employees (if any) from its own funds and to maintain either a sufficient number of employees or arm's length agreement(s) for necessary and appropriate business activities and administration in light of its contemplated business operations; (u) fail to allocate fairly and reasonably any overhead expenses that are shared with an Affiliate, including paying for office space and services performed by an employee of an Affiliate; (v) pledge its assets for the benefit of any other person or entity; (w) identify itself as a division of any other person or entity except as required for federal and state income tax reporting; and (x) except as permitted in the Loan Documents, incur any indebtedness other than trade debt; and

         (J) hold appropriate meetings (or act by unanimous consent) to authorize all appropriate actions, and in authorizing such actions, shall observe all limited liability company, or partnership formalities, as applicable.

28. GENERAL RECORDS AND SPECIAL REPORTING REQUIREMENTS

         (A) Each Borrower agrees that the Lender is the collateral assignee of all operating records, including but not limited to any and all servicing agreements, files, documents, records, data bases, computer tapes, copies of computer tapes, proof of insurance coverage, insurance policies, appraisals, other closing documentation, payment history records, and any other records relating to or evidencing the administration of the Property (the "Records"), and (ii) the Borrower grants to the Lender a security interest in all of the Borrower's rights relating to the Property and all Records to secure the obligations under the Loan Agreements, and any other obligations of the Borrower to the Lender. Each Borrower covenants to safeguard such Records and to deliver them promptly to the Lender or its designee (including the Collateral Agent) at the Lender's reasonable request.

         (B) Each Borrower or the Operator shall provide to Lender and the Collateral Agent a monthly Property Report on or before the fourth Tuesday of each month and a copy of the report submitted to Tenant pursuant to the Operating Agreement.

29. PERIODIC DUE DILIGENCE REVIEW

         (A) Each Borrower acknowledges that the Lender, Century Capital Markets, LLC, the Liquidity Agent, and Collateral Agent (as agents for the Liquidity Providers and Voyager) have the right to perform continuing due diligence reviews with respect to the Loan for purposes of verifying compliance with the representations, warranties and specifications made hereunder, or otherwise, and the Borrower agrees that upon reasonable (but no less than ten
(10) Business Days') prior notice (which prior notice shall not be required after the occurrence and during the continuation of a Default), the Lender, the Collateral Agent or its authorized representatives will be permitted during normal business hours to examine, inspect, and make copies and extracts of, the Loan files and any and all documents, records, agreements, instruments or information relating to such Loan in the possession or under the control of the Borrower. Each Borrower also shall make available to the Lender, Century Capital Markets, LLC, the Liquidity Agent, the Collateral Agent a knowledgeable credit, financial or accounting officer for the purpose of answering questions respecting the Loan. Each Borrower further agrees that the Borrower shall reimburse the Lender, Century Capital Markets, LLC, the Liquidity Agent, the Collateral Agent for all reasonable out-of-pocket costs and expenses incurred by the Lender, Century Capital Markets, LLC, the Liquidity Agent, the Collateral Agent in connection with the Lender's, Century Capital Markets, LLC's, the Liquidity Agent's, and Collateral Agent's activities pursuant to this Section, provided, that the obligation of the Borrower to pay such costs and expenses shall be limited to no more than one such due diligence review during each year unless a Default has occurred.

30. ASSIGNMENT BY LENDER

         This Agreement (and unless a contrary intention is expressly provided therein, each other Loan Document) is freely assignable, in whole or in part, by the Lender (with the consent of the Collateral Agent). The Lender's assignee shall, to the extent of the assignment, be vested with all the powers and rights of the Lender hereunder and under the other Loan Documents, and to the extent of which assignment the assignee may fully enforce such rights and powers as the holder hereof and all references to the Lender shall mean and refer to such assignee. The Lender shall retain all rights and powers hereby given which are not so assigned, transferred and/or delivered. Without limiting the foregoing, the Borrowers understand and agree that the Lender intends to and may, from time to time, sell, pledge, grant a security interest in and collaterally assign, transfer and deliver or otherwise encumber or dispose of the Note, and the Loan Documents and its rights and powers hereunder and thereunder, in whole or in part, to the Collateral Agent. The Borrowers may not, in whole or in part, directly or indirectly, assign this Agreement, the Security Instrument or any other Loan Document or their rights hereunder or thereunder or delegate their duties hereunder.

31. FINANCIAL INFORMATION

         Each Borrower shall (a) gather any financial information reasonably required by the Lender and Controlling Party in connection with such pledge and assignment to the Collateral Agent at the request of Lender and Controlling Party, (b) meet with representatives of the Lender and Controlling Party to discuss the business and operations of the Borrower's Property, and (c) cooperate with the reasonable requests of the Collateral Agent and Lender in connection with all of the foregoing and the preparation of any offering documents with respect thereof.

         Each Borrower shall, upon Lender's or Collateral Agent's written request therefor in connection with the pledge and assignment to Collateral Agent, but not more frequently than annually, promptly deliver such financial statements and related documentation prepared by an independent certified public accountant as may be reasonably necessary and shall fully cooperate with the Lender in connection with any assurances or other documents, which are deemed to be reasonably necessary or convenient by Lender, requested from such Borrower and consistent with the Borrower's obligations hereunder, in connection therewith. Such Borrower shall not be required to bear the costs of preparation of financial statements and related documentation prepared by an independent certified public accountant in connection with such pledge and assignment (unless such Borrower is otherwise having such financial statements and related documents prepared) which exceed the requirements set forth in Paragraph 12 of this Loan Agreement unless a Default shall have occurred and is continuing.

32. REFERENCES TO THE LEASE

         It is understood and agreed that the terms and conditions of this Agreement which make reference to the terms and conditions of the Lease herein are intended to incorporate herein such lease terms and conditions by such reference and such terms and conditions of the Lease, as incorporated, shall survive and remain in full force and effect notwithstanding termination, cancellation or surrender of the Lease.

33. APPOINTMENT AS ATTORNEY-IN-FACT

         Each Borrower hereby irrevocably constitutes and appoints each of the Collateral Agent and the Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Borrower and in the name of such Borrower or in its own name, from time to time in the Collateral Agent's or the Lender's discretion, for the purpose of carrying out the terms of this Loan Agreement, the Security Instruments and the Loan Documents to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Loan Agreement, the Security Instruments and the Loan Documents, and, without limiting the generality of the foregoing, each Borrower hereby gives each of the Collateral Agent and the Lender the power and right, on behalf of such Borrower, without assent by, but with notice to, the Borrowers, if a Default shall have occurred and be continuing, to do the following:

                  (i) in the name of any Borrower or its own name, or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any insurance or with respect to any other Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Collateral Agent or the Lender for the purpose of collecting any and all such moneys due under any such insurance or with respect to any other Collateral whenever payable;

                  (ii) to pay or discharge Taxes and Liens levied or placed on or threatened against the Collateral; and

                  (iii) (A) to direct any party liable for any payment under any Collateral to make payment of any and all moneys due or to become due thereunder directly to the Collateral Agent or the Lender or as the Collateral Agent or the Lender shall direct; (B) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) to sign and endorse any invoices, assignments, verifications, notices and other documents in connection with any of the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against any Borrower with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described in clause
(E) above and, in connection therewith, to give such discharges or releases as the Collateral Agent or the Lender may deem appropriate; and (G) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent or the Lender were the absolute owner thereof for all purposes, and to do, at the Collateral Agent or the Lender's option and the Borrowers' expense, at any time, and from time to time, all acts and things which the Collateral Agent or the Lender deems necessary to protect, preserve or realize upon the Collateral and the Collateral Agent or the Lender's Liens thereon and to effect the intent of the Loan Documents, all as fully and effectively as the Borrowers might do.

         Each Borrower hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

         Each Borrower also authorizes the Lender, at any time and from time to time, to execute, in connection with any sale provided for herein, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

         The powers of attorney described in this Section 33 are coupled with an interest and irrevocable, shall survive Borrowers' death or dissolution, and shall not be affected by Borrowers' disability in any manner. As additional security to Collateral Agent and Lender, Borrowers hereby authorize Collateral Agent or Lender to sign and file financing statements at any time with respect to any and all items of personalty included as a portion of the Properties, which may be subject to a security interest pursuant to the UCC, without the signature of Borrowers. Borrowers will, however, at any time on reasonable request of Collateral Agent or Lender, sign financing statements, trust receipts, security agreements or other agreements with respect to Collateral Agent or Lender's security interests in such Properties. Upon the Borrowers' failure to do so, Collateral Agent or Lender is authorized as the agent of Borrowers to sign any such agreement which reasonably relate to Collateral Agent or Lender's security interest in the Properties and do not otherwise increase Borrowers' obligations under the Loan Documents. Borrowers agree to pay all filing fees and to reimburse Collateral Agent and Lender all reasonable costs and expenses of any kind incurred in any way in connection with establishing the Collateral Agent's or Lender's security interest in such Properties.

         The powers conferred on the Collateral Agent and the Lender are solely to protect the Collateral Agent and the Lender's interests in the Collateral and shall not impose any duty upon the Collateral Agent or the Lender to exercise any such powers. The Collateral Agent and the Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and none of the Collateral Agent, the Lender nor any of its officers, directors, or employees shall be responsible to the Borrowers for any act or failure to act hereunder, except for its own gross negligence or willful misconduct.

         Upon termination of this Loan Agreement and repayment to the Lender of all amounts due and the performance of all obligations under the Loan Documents the Lender and the Collateral Agent shall release their respective security interests in any remaining Collateral; provided that if any payment, or any part thereof, of any of the obligations is rescinded or must otherwise be restored or returned by the Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Borrower, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or a trustee or similar officer for, any Borrower or any substantial part of its Property, or otherwise, this Loan Agreement, all rights hereunder and the Liens created hereby shall continue to be effective, or be reinstated, as though such payments had not been made.

34. RELEASE OR SUBSTITUTION OF COLLATERAL

         (a) Generally. Any Borrower may obtain releases of the security interest of the Lender and the Collateral Agent in all or any part of its respective Collateral until the Collateral has been released by all Borrowers to the extent, in the aggregate, of two sites (as listed on Schedule "A") by such Borrower paying to Lender a sum of money equal to 120% of the amount of principal of the Note allocable to the said Property which shall be determined by taking the valuation for the specific Collateral being released as shown on Schedule "A" divided by the aggregate of the valuation listed on Schedule "A" of all Collateral (not previously released) and multiplying such fraction by the current principal balance of the Note, together with all accrued interest, fees, and other costs attributable thereto. When two sites have been released, no further release shall be permitted, but substitutions pursuant to paragraph 34(e) may be permitted. Each request for a partial release of Collateral (a "Release Request") shall be addressed to the Collateral Agent, certifying as to compliance with the immediately preceding sentence and, if applicable, acknowledging that the receipt of proceeds required by Lender and Collateral Agent from such sale shall be deposited into the Collection Account in accordance with this section. Such proceeds shall thereafter be disbursed when the next disbursement is made from the Collection Account pursuant to the requirements of Lender and the Collateral Agent.

         (b) Releases. With respect to any release of Collateral permitted by Sub-Section (a), the Lender and the Collateral Agent shall, upon the request and at the expense of the respective Borrower (i) execute such releases as may be reasonably requested by the Borrower to give effect to such release and (ii) deliver, or instruct the Collateral Agent to deliver, any Documents relating solely to the Collateral so released. A Borrower whose Property is released pursuant to this Sub-Section shall be released of liability pursuant to the Note and other Loan Documents.

         (c) Continuation of Lien. With respect to any Collateral which is to be released in connection with the sale or transfer of such Collateral to a third party, the security interest in favor of the Collateral Agent in such Collateral shall continue in effect until such time as the proceeds from such sale or transfer have been deposited into the Collection Account in accordance with this Agreement. Such funds shall thereafter be disbursed when the next disbursement is made from the Collection Account.

         (d) Representation in Connection with Releases. Each Release
Request delivered by a Borrower hereunder with respect to a release described in this Section 34 shall be deemed to constitute a representation and warranty to the Collateral Agent and Lender to the effect that immediately before and after giving effect to such release, no event or circumstance has occurred which constitutes a Default.

         (e) Substitution. In the event a Borrower determines that it wishes to substitute under this Loan Agreement an equivalent property for the Property which it owns, then the Borrower shall, within 90 days of such determination, substitute one or more substantially equivalent properties provided that the property or properties being substituted shall have an aggregate current market value as appraised (by an MAI appraiser in the area of its Property) equal to or greater than the Property to be removed from the Collateral in connection with such substitution. Such condition shall be called the "Required Value". Any such substitution shall be made on notice from the Borrower to the Collateral Agent specifying (i) the effective date of such substitution, which shall be a Business Day, (ii) the Property which is to be removed from the Collateral in connection with such substitution and the appraisal thereof and (iii) the properties which are to be added to the Collateral in connection with such substitution and the aggregate appraisal thereof. Original appraisals and other pertinent information shall be supplied with this Notice. Any such addition of an equivalent Property or Properties shall be made in accordance with this Section. Equivalent property shall be of the same type and condition. Upon the Collateral Agent's receipt of such customary opinions and other closing documentation with respect to such substituted property satisfactory to the Collateral Agent in its reasonable discretion and confirmation that the Property or Properties having the Required Value have been so added to the Collateral and that it is a satisfactorily equivalent Property, the Property which is the subject of such substitution shall be deemed to have been released from the Collateral. With respect to any Property so released from the Collateral, the Collateral Agent shall, upon the request of, and at the expense of the Borrower, (i) execute such releases as may be reasonably requested by the Borrower to give effect to such release and (ii) deliver any documents relating solely to the Property so released.

35. DEFINITIONS

         Unless the context otherwise specifies or requires, the following terms shall have the meanings herein specified, such definitions to be applicable equally to the singular and the plural forms of such terms.

         "Actual knowledge" means, with respect to each Borrower, the actual knowledge of an officer of the general partner of such Borrower.

         "Adjusted LIBO Rate" means, for a LIBO Rate Loan and the relevant Interest Period, the rate of interest equal to the quotient of (i) the rate determined by the Liquidity Agent at which Dollar deposits for such Interest Period in amount equal, or approximately equal, to the amount of the Loan to be funded are offered by the Liquidity Agent based on information presented on Telerate Page 3750 as of 11:00 a.m. London time on the second Business Day prior to the first day of such Interest Period, divided by (ii) a number equal to 1.00 minus the LIBO Reserve Percentage, if applicable.

         "Affected Party" means each of the Lender, Voyager, each Liquidity Provider, Collateral Agent, any permitted assignee or participant of the Lender or any Liquidity Provider, the Liquidity Agent, the Voyager Administrator and any permitted assignee or participant thereof.

         "Affiliate" means, with respect to any designated Person, any Person that, directly or indirectly, controls or is controlled by or is under common control with such designated Person and any Person of which or whom the designated Person is a director or officer, partner, trustee, or blood or legal relative, guardian or representative, or with respect to which or whom, the designated Person acts or serves in a similar capacity, and any Person, who, directly or indirectly, is the legal or beneficial owner of or controls 10% or more of any class of equity securities of the designated Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

         "Base Rate" means, on any date, a fluctuating interest rate per annum equal to the per annum rate of interest announced from time to time by the Liquidity Agent as its "base rate" or "prime commercial lending rate". The Base Rate is not necessarily intended to be the lowest rate of interest determined by the Liquidity Agent in connection with extensions of credit.

         "Borrower" has the meaning ascribed to such term in the first paragraph of the preamble of this Agreement.

         "Business Day" means a day of the year other than a Saturday or Sunday on which (a) banks are required to be open in New York City, St. Paul, Minnesota, or Wilmington, Delaware and on which The Depository Trust Company conducts business and (b) if the term "Business Day" is used in connection with the Adjusted LIBO Rate, dealings are carried on generally in the London interbank Eurodollar market.

         "Chattel Paper" has the meaning ascribed to such term under the Uniform Commercial Code.

         "Code" has the meaning ascribed to such term in paragraph 18 of this Agreement.

         "Collateral Agent" means initially U.S. Bank, National Association, in its capacity as Collateral Agent under the CP Loan Agreement, the Collateral Agent Security Agreement of the Liquidity Agreement, as the case may be, and any successors in such capacities.

         "Collateral Agent Security Agreement" means the Security Agreement dated as of the Closing Date between the Lender, as grantor, and the Collateral Agent, as secured party, and acknowledged by Voyager and the Liquidity Agent, as the same may be amended, restated, supplemented or otherwise modified from time to time.

         "Collateral Agent Security Instruments" means all documents granting a security interest or assigning rights or otherwise pledging the assets of Lender to Collateral Agent to secure the indebtedness of Lender to Voyager, the Liquidity Providers and the other parties to the CP Loan Agreement and Liquidity Agreement.

         "Commercial Paper Holders" means the holders from time to time of the Commercial Paper Notes.

         "Commercial Paper Note" means any short term promissory notes issued by Voyager having an original maturity of 270 days or less (including the date of issuance thereof), whether designated as a source of funding for the making of the advances by Voyager under the CP Loan Agreement or under any other financing agreement to which Voyager is a party or by the terms of which Voyager is bound.

         "Contracts" means all contracts and agreements to which the Borrowers now are, or hereafter will be, bound, or a party, beneficiary or assignee (other than rights evidenced by Chattel Paper, Documents, the Security Instrument or other Security Instruments) including without limitation, any franchise agreement and any license and all other agreements and documents executed and delivered with respect to such contracts, and all revenues, rentals and other sums of money due and to become due thereunder from any of the foregoing.

         "Controlling Party" shall have the meaning ascribed to such term in the Collateral Agent Security Agreement.

         "CP Lender" means Voyager.

         "CP Loan Agreement" means the CP Loan Agreement dated as of the Closing Date, between the Lender and Voyager, as the same may be amended, restated, supplemented or otherwise modified from time to time hereafter in accordance with the terms hereof.

         "CP Loan Obligations" means all obligations of the Lender to the CP Lender under the CP Loan Agreement, including, without limitation, all obligations of the Lender to pay (a) principal and interest in respect of each CP Loan, (b) the Program Costs and Program Indemnities (as defined in the CP Loan Agreement), and (c) any other amounts payable by the Lender thereunder.

         "CP Rate" means, with respect to any portion of the Loan funded by Lender under the CP Loan Agreement and each Interest Period, a rate per annum equal to the rate or, if more than one rate, the weighted average of the rates, determined by converting to an interest-bearing equivalent rate per annum the discount rate (or rates) at which Commercial Paper Notes were issued to fund the Loan (which, for absence of doubt, includes the commissions and charges charged by any placement agent with respect to such Commercial Paper Notes) plus any reasonable margin charged by Voyager to allow it to repay the face amount of any such Commercial Paper Notes required to be issued by it due to the Voyager's minimum issuance requirements in respect of Commercial Paper Notes.

         For the purposes of this definition, "interest-bearing equivalent rate per annum" of a discount rate (a "discount rate") for the Commercial Paper Notes of a given day's maturity shall be equal to the quotient (rounded upwards to the next higher 1/100th (0.01) of 1%) of:

         (A) the discount rate (expressed as a decimal) divided by;

         (B) the difference between;

                 (X)       1.00; and

                 (Y) a fraction, the numerator of which shall be the product of the discount rate (expressed as a decimal) times the number of days in which such Commercial Paper Notes mature and the denominator of which shall be 360.

         "Debt" shall mean the obligations of Borrowers under the Note and this Loan Agreement.

         "Default" has the meaning ascribed to such term in paragraphs 18, 19 and 23 of this Agreement.

         "Document" has the meaning ascribed to such term under the UCC and which relate to the Properties.

         "Eurocurrency Liabilities" has the meaning assigned to that term in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

         "Face Amount" means in relation to any Commercial Paper Note (a) if issued on a discount basis, the amount due at maturity thereof and (b) if issued on an interest-bearing basis, the principal amount stated therein plus the amount of all interest scheduled to accrue thereon through its stated maturity date.

         "Federal Funds Rate" means, for any day, a fluctuating interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day for such transactions received by the Liquidity Agent from three Federal funds brokers of recognized standing selected by it.

         "Federal Reserve Board" means the Board of Governors of the Federal Reserve System, or any successor thereto or to the functions thereof.

         "Funding Date" means the date of the advance of the Loan by Lender.

         "Interest Period" means with respect to the Loan and any Payment Date, the period from the prior Payment Date (or the Closing Date in the case of the first Payment Date) to but excluding such Payment Date.

         "LIBO Reserve Percentage" means, for any day, the maximum rate (expressed as a decimal) at which any lender subject thereto would be required to maintain reserves under Regulation D of the Board of Governors of the Federal Reserve System (or any successor or similar regulations relating to such reserve requirements) against Eurocurrency Liabilities, if such liabilities were outstanding. The LIBO Reserve Percentage shall be adjusted automatically on and as of the effective date of any change therein.

         "Lien" means any mortgage, pledge, security interest, hypothecation, collateral assignment, encumbrance, lien (statutory or other), or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the UCC).

         "Liquidity Agent" means Bayerische Hypo-Und Vereinsbank AG, New York Branch, as agent for the Liquidity Providers under the Liquidity Agreement, or any successor in such capacity.

         "Liquidity Agreement" means the Liquidity Agreement dated May 31, 2002, among the Lender, the Liquidity Agent and the Liquidity Providers, as amended, supplemented or otherwise modified from time to time.

         "Liquidity Providers" means the liquidity institutions from time to time that are parties to the Liquidity Agreement, including any participant thereof.

         "Loan" has the meaning ascribed to such term in the first WHEREAS clause of this Agreement.

         "Loan Documents" has the meaning ascribed to such term in the fourth WHEREAS clause of this Agreement.

         "MAI Appraisal" shall mean an MAI Appraisal performed by an appraiser satisfactory to the Lender and Collateral Agent, which appraisal shall be in form and substance satisfactory to Lender and Collateral Agent.

         "Margin" means (i) with respect to any portion of the Loan funded at the CP Rate, 1.625%, (ii) with respect to any portion of the Loan funded at the Adjusted LIBO Rate, 2.5%, and (iii) with respect to any portion of the Loan funded at the Base Rate, one-half percent (0.5%).

         "Maturity Date" has the meaning ascribed to such term in the Note.

         "Note" has the meaning ascribed to such term in the fourth WHEREAS clause of this Agreement.

         "Operating Agreement" shall mean an Operating Agreement dated May 16 or 17, 2002, between Operator and Tenant with respect to a Property.

         "Operator" shall be Marriott Senior Living Services, Inc., a Delaware corporation.

         "Payment Date" means the fourth Thursday of each calendar month or, in the event that such day of a month is not a Business Day, the next Business Day.

         "Permitted Encumbrances" means (i) liens created by the Loan Documents;
(ii) liens for taxes not yet due and payable; (iii) liens imposed by law incurred in the ordinary course of business, such as warehousemen's, mechanics and materialman's liens (provided such liens are promptly cured, released, bonded off or adequate reserves (in accordance with Generally Accepted Accounting Principles) have been set aside therefor); (iv) liens for workers' compensation, unemployment insurance and similar payments arising in the ordinary course of business and relating to payments which are not yet delinquent or are being contested; (v) liens expressly permitted by the Controlling Party at closing; (vi) other easements, rights-of-way, restrictions, minor defects in title and similar matters (including those which do not diminish, in any material respect, the value of the Property in question or impair, in any material respect, the priority of the liens created by the Loan Documents) related to the Property in question and are otherwise included in the title policy related to such Property; and (vii) the Leases and any other leases or subleases permitted under this Agreement.

         "Person" means any individual, corporation, partnership, unincorporated association, firm, trust, joint stock company, joint venture or other entity of whatever nature.

         "Pooling Agreement" shall mean that certain Pooling Agreement, dated May 16, 2002, among Borrowers, affiliates of Borrowers, Tenant, and Operator. The term "Pooling Agreement," as used in this Agreement, shall include any amendments, modifications, supplements, replacements or extensions of the original Pooling Agreement.

         "Post-Default Rate" for any period, shall equal the Base Rate for such period plus two percent (2%) per annum.

         "Program Costs" means the general operating costs of the Lender and the Affected Parties related to this Agreement and set forth on Exhibit "C".

         "Property" means a Borrower's fee interest or, if the Borrower's interest is pursuant to a lease interest, such leasehold interest in the real estate described in the Lease, including without limitation, the Borrower's interest as landlord under the Lease, and "Properties" means more than one Property.

         "Property Report" shall be a written report in the general form set forth in the attached Exhibit "D".

         "Rate" means, for any period, (i) if the Loan (or any portion thereof) is being funded by the Lender under the CP Loan Agreement, the CP Rate and (ii) if the Loan (or any portion thereof) is being funded by the Lender under the Liquidity Agreement, the Adjusted LIBO Rate (or if the Adjusted LIBO Rate is not available or applicable in accordance with the terms of the Liquidity Agreement, the Base Rate); provided, however, that following the occurrence of a Default, the "Rate" shall equal the Post-Default Rate.

         "Rating Agency" means any nationally recognized statistical rating agency that rates the commercial paper being issued by Voyager, or its successor in interest.

         "Regulation D" means Regulation D of the Federal Reserve Board, or any other regulation of the Federal Reserve Board that prescribes reserve requirements applicable to nonpersonal time deposits or "Eurocurrency Liabilities" as presently defined in Regulation D, as in effect from time to time.

         "Regulatory Change" means, relative to any Affected Party

                  (a) any change in (or the adoption, implementation, change in phase-in or commencement of effectiveness of) any

                           (i) United States federal or state law or foreign law
                  applicable to such Affected Party;

                           (ii) regulation, interpretation, directive,
                  requirement or request (whether or not having the force of law) applicable to such Affected Party of (a) any court, government authority charged with the interpretation or administration of any law referred to in clause (a)(i) or of
                  (b) any fiscal, monetary or other authority having jurisdiction over such Affected Party; or

                           (iii) generally accepted accounting principles or
                  regulatory accounting principles applicable to such Affected Party and affecting the application to such Affected Party of any law, regulation, interpretation, directive, requirement or request referred to in clause (a)(i) or (a)(ii) above;

                           (iv) any requirement of any Rating Agency  applicable
                  to such Affected Party; or

                  (b) any change in the application to such Affected Party of any existing law, regulation, interpretation, directive, requirement, request or accounting principles referred to in clause (a)(i), (a)(ii) or (a)(iii) above.

         "Rental Payments" means, for any period, with respect to, all of Tenant's rent payment under the Lease.

         "Rents" means, with respect to a Property which is subject to a Lease, all of the payment obligations thereunder, including the payment of all rents by the tenant under the Lease.

         "Required Principal Payment" means with respect to any Payment Date,
(i) following the occurrence of a Default and acceleration of the Notes or on any Payment Date on or after the Termination Date, the entire outstanding principal amount of the Loan, and (ii) following the deposit into the Collection Account of any amounts representing insurance proceeds under paragraph 9, sales proceeds under paragraph 34(a), or condemnation proceeds under paragraph 13 since the prior Payment Date, an amount equal to that portion of the Note allocable to the related Property for which the insurance proceeds have been paid.

         "Security Instrument" has the meaning set forth in the fourth WHEREAS clause of this Agreement.

         "Tax Code" means the Internal Revenue Code of 1986, as amended.

         "Taxes" means any taxes payable to any governmental body.

         "Termination Date" means the earliest of:

                  (a) the date that the Termination Date is declared pursuant to paragraph 19 or 23 of this Agreement;

                  (b)  the  date  which  becomes  the  Termination   Date  under
paragraph 18 of this Agreement; and

                  (c) the Maturity Date of the Note.

         "Transaction Documents" means the documents listed on Schedule C.

         "UCC" shall mean the Uniform Commercial Code as adopted in the State where the Properties are located.

         "Voyager Administrator" means U.S. Bank National Association, in its capacity as "Administrator" under the Administration Agreement of Voyager, and any successor thereto in such capacity.

36. NO PROCEEDINGS

         Each Borrower hereby agrees (which agreement shall, pursuant to the terms of this Agreement, be binding upon its successors and assigns) that it shall not institute against, or join any other Person in instituting against, the Lender or Voyager any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, for one year and a day after, in the case of the Lender, the latest maturing CP Loan (as defined in the CP Loan Agreement) made by Voyager under the CP Loan Agreement is paid and the Cp Loan Agreement has terminated and, in the case of Voyager, the latest maturing Commercial Paper Note (whether or not issued to fund the making of any CP Loans under the CP Loan Agreement) issued by Voyager is paid. The provisions of this Section 36 shall survive the termination of this Agreement.

37. WAIVER OF JURY TRIAL

         TO THE EXTENT PERMITTED BY APPLICABLE LAW, BORROWERS AND LENDER BY THEIR ACCEPTANCE HEREOF, FOR THEMSELVES AND FOR EACH HOLDER HEREOF, HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY AGREE, THAT:

         (A) NEITHER BORROWERS NOR LENDER, NOR ANY ASSIGNEE, SUCCESSOR,
HEIR OR LEGAL REPRESENTATIVE OF ANY OF THE SAME, SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER LITIGATION PROCEDURE ARISING FROM OR BASED UPON THE NOTE, THIS AGREEMENT, THE SECURITY INSTRUMENTS OR ANY OTHER LOAN DOCUMENT EVIDENCING, SECURING OR RELATING TO THE OBLIGATIONS OR TO THE DEALINGS OR RELATIONSHIP BETWEEN OR AMONG THE PARTIES THERETO;

         (B) NEITHER BORROWERS NOR LENDER SHALL SEEK TO CONSOLIDATE ANY
SUCH ACTION, IN WHICH A JURY TRIAL HAS BEEN WAIVED, WITH ANY OTHER ACTION IN WHICH A JURY TRIAL HAS NOT BEEN OR CANNOT BE WAIVED;

         (C) THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY NEGOTIATED BY THE BORROWERS AND LENDER, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS;

         (D) NEITHER BORROWERS NOR LENDER HAVE IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES;

         (E) IN NO EVENT SHALL LENDER BE RESPONSIBLE OR LIABLE FOR CONSEQUENTIAL OR PUNITIVE DAMAGES TO THE EXTENT PERMITTED BY LAW; AND

         (F) THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER TO ENTER
INTO THIS TRANSACTION AND IS SEPARATELY GIVEN, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.

38. MISCELLANEOUS

         (A) Time shall be of the essence with respect to all of Borrowers' obligations under the Note, this Agreement, the Security Instruments, and the other Loan Documents.

         (B) In the event that the Lender should become the owner of a Property, there shall be no merger of the estate created by the Security Instrument relating to such Property with the estate of any other interest in the Property.

         (C) The Note, this Agreement, the Security Instruments, and the
Loan Documents may not be changed, amended or modified, except in a writing expressly intended for such purpose and executed by the parties hereto which are to be bound by such modification.

         (D) The Note, this Agreement, the Security Instruments, and the other Loan Documents are intended to and shall be deemed to create only the relationship of a borrower and a lender between Borrowers and Lender, and are not intended to nor shall they be construed to create a joint venture or any relationship other than the relationship of borrower and lender.

         (E) The liability of each of the parties named as the Borrowers hereunder, if more than one, and every other party who or which is or may become liable hereunder is and shall be joint and several in all respects.

         (F) Whenever possible this Agreement and each provision hereof shall be interpreted in such manner as to be effective, valid and enforceable under applicable law. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. In addition, any determination that the application of any provision hereof to any person or under any circumstance is illegal and unenforceable shall not affect the legality, validity and enforceability of such provision as it may be applied to any other person or in any other circumstance.

         (G) The Powers of Attorney granted to Collateral Agent and Lender pursuant to this Agreement, or other related Loan Document shall be automatically terminated upon the irrevocable payment of the Note and release of the Security Instruments.

         (H) From time to time, at the reasonable request of Lender or Collateral Agent, Borrowers agree to promptly correct any patent defect or error which may be discovered in the contents of this Agreement, the Security Instruments or in the other Loan Documents or in the execution or acknowledgment thereof.

         (I) Each and all of the obligations shall survive the execution and delivery of the Loan Documents and the consummation of the loan called for therein and shall continue in full force and effect until the indebtedness shall have been paid in full.

         (J) This Agreement may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Agreement may be executed in several counterparts, or with counterpart signature pages to be attached to the original, and each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Agreement. The failure of any party hereto to execute this Agreement, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

         (K) Notwithstanding any provisions of this Agreement which impose on the Lender an obligation at any time to make any payment to any other party, the rights of recourse of each other party shall be limited to the funds received by the Lender, subject to any payments which may be required to be made pursuant to the CP Loan Agreement, the Liquidity Agreement or the Security Agreement. If and to the extent that the amounts in the preceding sentence are insufficient to pay all amounts owing with respect to the obligations hereunder, the other parties hereto shall not have any claim (as defined in Section 101(5) of the United States Bankruptcy Code) with respect to such insufficiency against the Lender or any of its assets or properties until such time (if any) as the Lender shall have such funds to pay such amounts, and the other parties hereto hereby waive any such claim. The provisions of this subsection shall survive termination of this Agreement.

39. LIMITATION ON LIABILITY.

         Borrowers shall have no personal liability under the Loan Documents and Lender's sole and exclusive remedy shall be to realize upon the Properties and other collateral for the Note and other Loan Documents.

40. THE COLLATERAL AGENT.

         Each of the parties hereto acknowledges and agrees as follows:

              1. Pursuant to the CP Loan Agreement, the Collateral Agent has been appointed to act on behalf of and as the agent for Voyager, pursuant to the Collateral Agent Security Agreement, the Collateral Agent has been appointed to act on behalf of and as agent for each of the Liquidity Providers, Liquidity Agent and Voyager, and pursuant to the Liquidity Agreement, the Collateral Agent has been appointed to act on behalf of and as agent for the Liquidity Providers, in each case with respect to this Agreement and the other Transaction Documents:

              2. The Collateral Agent shall only act under this Agreement and any other Transaction Document as directed in accordance with the CP Loan Agreement, the Collateral Agent Security Agreement or the Liquidity Agreement; and.

              3. In taking any actions or performing any duties under this Agreement or any other Transaction document, the Collateral Agent shall be governed by , and be entitled to the protections provided in, Sections 7.01 and 7.02 of the CP Loan Agreement, Sections 7.1 and 7.2 of the Collateral Agent Security Agreement, and Sections 7.01 and 7.02 of the Liquidity Agreement.

         Notwithstanding such appointment, the Collateral Agent or its Affiliates may also serve in other capacities (including, without limitation, as Liquidity Agent of Liquidity Provider) and enter into transactions with the Borrowers, the Lender, the Liquidity Agent, the CP Lender, the Liquidity Providers or any of their Affiliates.

                       SIGNATURES APPEAR ON FOLLOWING PAGE

         IN WITNESS WHEREOF, the parties have executed this Agreement and have caused the same to be executed by their respective representatives thereunto duly authorized.

                                                                       "BORROWER"
Signed, Sealed and Delivered
in the presence of:                                          CNL Retirement Clayton OH, LP,
                                                             a Delaware limited partnership
                                                             By: CNL Retirement MA1 GP, LLC, a Delaware limited
/s/ Christian L. Polking                                     liability company, its sole general partner
-------------------------------
Name:   Christian L. Polking
                                                             By:   /s/ Bradley B. Rush
/s/ Sheila L. Fortner                                              ------------------------
-------------------------------                              Name: Bradley Rush
Name:   Sheila L. Fortner                                    As its:   Vice President

STATE OF    North Carolina
COUNTY OF   Mecklenburg

         The foregoing instrument was acknowledged before me this 31st of May 2002, by Bradley B. Rush, as Vice President of CNL Retirement MA1 GP, LLC, a Delaware limited liability company, as sole general partner of CNL RETIREMENT CLAYTON OH, LP, a Delaware limited partnership, on behalf of the partnership. He/She is personally known to me or produced N/A as identification.



                       (NOTARY SEAL)                         Notary Public, State of   North Carolina
                                                             Printed Name:    Sandra G. Adkins
                                                             Notary Commission No.:
                                                             My Commission Expires:    06/11/2003


                                                                                    "BORROWER"
Signed, Sealed and Delivered
in the presence of:                                          CNL Retirement Laguna Creek
                                                             CA, LP, a Delaware limited partnership
                                                             By: CNL Retirement MA1 GP, LLC, a Delaware limited
/s/ Christian L. Polking                                     liability company, its sole general partner
--------------------------------
Name:   Christian L. Polking
                                                             By:   /s/ Bradley B. Rush
/s/ Sheila L. Fortner                                              -----------------------------
--------------------------------                             Name:   Bradley Rush
Name:   Sheila L. Fortner                                    As its:   Vice President


STATE OF     North Carolina
COUNTY OF    Mecklenburg

         The foregoing instrument was acknowledged before me this 31st of May 2002, by Bradley B. Rush, as Vice President of CNL Retirement MA1 GP, LLC, a Delaware limited liability company, as sole general partner of CNL RETIREMENT LAGUNA CREEK CA, LP, a Delaware limited partnership, on behalf of the partnership. He/She is personally known to me or produced ___N/A____ as identification.


                       (NOTARY SEAL)                         Notary Public, State of  North Carolina
                                                             Printed Name:   Sandra G. Adkins
                                                             Notary Commission No.:
                                                             My Commission Expires:   06/11/2003


                                                                                    "BORROWER"
Signed, Sealed and Delivered
in the presence of:                                          CNL Retirement Camarillo CA, LP, a Delaware limited
                                                             partnership
                                                             By: CNL Retirement MA1 GP, LLC, a Delaware limited
/s/ Christian L. Polking                                    liability company, its sole general partner
-------------------------------
Name:   Christian L. Polking
                                                             By:   /s/ Bradley B. Rush
/s/ Sheila L. Fortner                                              ---------------------------
-------------------------------                              Name:   Bradley Rush
Name:   Sheila L. Fortner                                    As its:   Vice President


STATE OF     North Carolina
COUNTY OF    Mecklenburg

         The foregoing instrument was acknowledged before me this 31st of May 2002, by Bradley B. Rush, as Vice President of CNL Retirement MA1 GP, LLC, a Delaware limited liability company, as sole general partner of CNL RETIREMENT CAMARILLO CA, LP, a Delaware limited partnership, on behalf of the partnership. He/She is personally known to me or produced ____N/A_____ as identification.


                       (NOTARY SEAL)                         Notary Public, State of   North Carolina
                                                             Printed Name:   Sandra G. Adkins
                                                             Notary Commission No.:
                                                             My Commission Expires:   06/11/2003


                                                                                    "BORROWER"
Signed, Sealed and Delivered
in the presence of:                                          CNL Retirement Dartmouth MA,
                                                             LP, a Delaware limited partnership
                                                             By: CNL Retirement MA1 GP, LLC, a Delaware limited
/s/ Christian L. Polking                                    liability company, its sole general partner
-------------------------------
Name:   Christian L. Polking
                                                             By:   /s/ Bradley B. Rush
/s/ Sheila L. Fortner                                              -------------------------------
-------------------------------
Name:   Sheila L. Fortner                                    Name:   Bradley Rush
                                                             As its:   Vice President


STATE OF     North Carolina
COUNTY OF    Mecklenburg

         The foregoing instrument was acknowledged before me this 31st of May 2002, by Bradley B. Rush, as Vice President of CNL Retirement MA1 GP, LLC, a Delaware limited liability company, as sole general partner of CNL RETIREMENT DARTMOUTH MA, LP, a Delaware limited partnership, on behalf of the partnership. He/She is personally known to me or produced ____N/A____ as identification.


                       (NOTARY SEAL)                         Notary Public, State of   North Carolina
                                                             Printed Name:    Sandra G. Adkins
                                                             Notary Commission No.:
                                                             My Commission Expires:   06/11/2003


                                                                         "BORROWER"
Signed, Sealed and Delivered
in the presence of:                                          CNL Retirement Towson MD, LP,
                                                             a Delaware limited partnership
                                                             By: CNL Retirement MA1 GP, LLC, a Delaware limited
/s/ Christian L. Polking                                     liability company, its sole general partner
-------------------------------
Name:   Christian L. Polking
                                                             By:   /s/ Bradley B. Rush
 /s/ Sheila L. Fortner                                             -------------------------------
-------------------------------
Name:   Sheila L. Fortner                                    Name:   Bradley Rush
                                                             As its:   Vice President



STATE OF     North Carolina
COUNTY OF    Mecklenburg

         The foregoing instrument was acknowledged before me this 31st of May 2002, by Bradley B. Rush, as Vice President of CNL Retirement MA1 GP, LLC, a Delaware limited liability company, as sole general partner of CNL RETIREMENT TOWSON MD, LP, a Delaware limited partnership, on behalf of the partnership. He/She is personally known to me or produced ___N/A___ as identification.


                       (NOTARY SEAL)                         Notary Public, State of   North Carolina
                                                             Printed Name:    Sandra G. Adkins
                                                             Notary Commission No.:
                                                             My Commission Expires:   06/11/2003


                                                                                     "LENDER"
Signed, Sealed and Delivered
in the presence of:                                          Five Pack Retirement 2002, LLC, a Delaware limited
                                                             liability company

/s/ Catherine G. Mancusi                                    By:   /s/ Andrew L. Stidd
-------------------------------                                   -------------------------------
Name:   Catherine G. Mancusi
                                                            Name:   Andrew L. Stidd
/s/ Christopher T. Burt                                     As its:   President
-------------------------------
Name:   Christopher T. Burt




STATE OF      New York.
COUNTY OF      Westchester

         The foregoing instrument was acknowledged before me this May 30, 2002, by Andrew L. Stidd, as President of FIVE PACK RETIREMENT 2002, LLC, a Delaware Limited Liability Company. He/She is personally known to me.

                       (NOTARY SEAL)                         Notary Public, State of  New York
                                                             Printed Name:   Michelle Moezzi
                                                             Notary Commission No.:  01MO6058075
                                                             My Commission Expires:   04/30/2003





                                                                       "COLLATERAL AGENT"
Signed, Sealed and Delivered
in the presence of:                                          U.S. BANK, NATIONAL ASSOCIATION,
                                                             a national banking association, not in its
                                                             individual capacity but solely as Collateral
                                                             Agent

/s/ Toby Robillard
-------------------------------
Name:   Toby Robillard                                       By:   /s/ Eve D. Kaplan
                                                                   -------------------------------

/s/ Tamara Schultz-Fugh                                      Name:   Eve D. Kaplan
-------------------------------                              As its:   Vice President
Name:   Tamara Schultz-Fugh




STATE OF     Minnesota
COUNTY OF    Ramsey

         The foregoing instrument was acknowledged before me this _______________, by Eve D. Kaplan, as Vice President of U.S. BANK, NATIONAL
ASSOCIATION. He/She is personally known to me or produced ___________________________ as identification.


      (NOTARY SEAL)                         Notary Public, State of   Minnesota
                                            Printed Name:    Susan Burdick
                                            Notary Commission No.:
                                            My Commission Expires:   01/31/2006